EXHIBIT 10.1 CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [*****]. Execution Version AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF NEOGENYX FUELS LLC DATED AS OF May 12, 2026 THE UNITS REPRESENTED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH LAWS OR EXEMPTIONS THEREFROM. THE UNITS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THIS AGREEMENT, AND NEOGENYX FUELS LLC, RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH UNITS UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF THIS AGREEMENT SHALL BE PROMPTLY FURNISHED BY NEOGENYX FUELS LLC, TO THE HOLDER OF ANY UNITS UPON WRITTEN REQUEST AND WITHOUT CHARGE.

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS; INTERPRETATION 1.1 Defined Terms ................................................................... Error! Bookmark not defined. 1.2 Interpretation; Absence of Presumption ............................ Error! Bookmark not defined. ARTICLE II THE TRANSACTIONS 2.1 Transactions ....................................................................... Error! Bookmark not defined. 2.2 Deferred Transfers. ............................................................ Error! Bookmark not defined. 2.3 Closing ............................................................................... Error! Bookmark not defined. ARTICLE III REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR GROUP 3.1 Organization; Authority; Enforceability ............................ Error! Bookmark not defined. 3.2 Capitalization ..................................................................... Error! Bookmark not defined. 3.3 Consents and Approvals; No Violations ............................ Error! Bookmark not defined. 3.4 Financial Statements; Absence of Undisclosed Liabilities; Indebtedness ................. Error! Bookmark not defined. 3.5 No Material Adverse Effect ............................................... Error! Bookmark not defined. 3.6 Absence of Certain Changes or Events .............................. Error! Bookmark not defined. 3.7 Litigation ............................................................................ Error! Bookmark not defined. 3.8 Permits; Compliance with Law .......................................... Error! Bookmark not defined. 3.9 Labor Matters ..................................................................... Error! Bookmark not defined. 3.10 Employee Benefit Plans ..................................................... Error! Bookmark not defined. 3.11 Real Property; Leases ........................................................ Error! Bookmark not defined. 3.12 Environmental Matters....................................................... Error! Bookmark not defined. 3.13 Tax Matters ........................................................................ Error! Bookmark not defined. 3.14 Material Contracts. ............................................................. Error! Bookmark not defined. 3.15 Intellectual Property ........................................................... Error! Bookmark not defined. 3.16 Intercompany Arrangements .............................................. Error! Bookmark not defined. 3.17 Brokers ............................................................................... Error! Bookmark not defined. 3.18 Insurance ............................................................................ Error! Bookmark not defined. 3.19 Sufficiency of Assets; Title to Assets ................................ Error! Bookmark not defined. 3.20 Solvency ............................................................................. Error! Bookmark not defined. 3.21 Activities of the Company ................................................. Error! Bookmark not defined. 3.22 Anti-Corruption Laws, AML Customs and Trade Control Laws, and Sanctions ...... Error! Bookmark not defined. 3.23 No TID U.S. Business ........................................................ Error! Bookmark not defined. 3.24 Bank Accounts ................................................................... Error! Bookmark not defined. 3.25 Regulatory .......................................................................... Error! Bookmark not defined.

TABLE OF CONTENTS (continued) Page ii 3.26 No Other Representations or Warranties ........................... Error! Bookmark not defined. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF INVESTOR 4.1 Organization; Authority; Enforceability ............................ Error! Bookmark not defined. 4.2 Solvency ............................................................................. Error! Bookmark not defined. 4.3 Consents and Approvals; No Violations ............................ Error! Bookmark not defined. 4.4 Guaranty ............................................................................. Error! Bookmark not defined. 4.5 Available Funds ................................................................. Error! Bookmark not defined. 4.6 Brokers ............................................................................... Error! Bookmark not defined. 4.7 Acquisition of Interests for Investment.............................. Error! Bookmark not defined. 4.8 Litigation ............................................................................ Error! Bookmark not defined. 4.9 Taxes .................................................................................. Error! Bookmark not defined. 4.10 No Other Representations or Warranties ........................... Error! Bookmark not defined. ARTICLE V ADDITIONAL AGREEMENTS 5.1 Interim Covenants .............................................................. Error! Bookmark not defined. 5.2 Access to Information ........................................................ Error! Bookmark not defined. 5.3 Confidentiality ................................................................... Error! Bookmark not defined. 5.4 Reasonable Best Efforts ..................................................... Error! Bookmark not defined. 5.5 Public Announcements ...................................................... Error! Bookmark not defined. 5.6 Litigation Support .............................................................. Error! Bookmark not defined. 5.7 Directors and Officers ........................................................ Error! Bookmark not defined. 5.8 Misallocated Assets and Liabilities ................................... Error! Bookmark not defined. 5.9 Payments ............................................................................ Error! Bookmark not defined. 5.10 Guaranties .......................................................................... Error! Bookmark not defined. 5.11 Intellectual Property Licenses ............................................ Error! Bookmark not defined. 5.12 Assignment of Completion Guaranties .............................. Error! Bookmark not defined. 5.13 Pre-Closing Reorganization ............................................... Error! Bookmark not defined. 5.14 Insurance Matters ............................................................... Error! Bookmark not defined. 5.15 Bonuses and Commissions ................................................ Error! Bookmark not defined. 5.16 Termination of Intercompany Arrangements..................... Error! Bookmark not defined. 5.17 PJM Manual 14D ............................................................... Error! Bookmark not defined. 5.18 Noncompetition Enforcement ............................................ Error! Bookmark not defined. 5.19 Management Incentive Plan ............................................... Error! Bookmark not defined. 5.20 Office Leases ..................................................................... Error! Bookmark not defined.

TABLE OF CONTENTS (continued) Page iii ARTICLE VI TAX MATTERS 6.1 Transfer Taxes ................................................................... Error! Bookmark not defined. 6.2 Tax Treatment .................................................................... Error! Bookmark not defined. ARTICLE VII CONDITIONS TO OBLIGATIONS TO CLOSE 7.1 Conditions to Obligation of Each Party to Close ............... Error! Bookmark not defined. 7.2 Conditions to Investor’s Obligation to Close..................... Error! Bookmark not defined. 7.3 Conditions to the Company’s and Contributor’s Obligation to Close .... Error! Bookmark not defined. 7.4 Deliveries at Closing .......................................................... Error! Bookmark not defined. 7.5 Frustration of Closing Conditions ...................................... Error! Bookmark not defined. ARTICLE VIII TERMINATION 8.1 Termination ........................................................................ Error! Bookmark not defined. 8.2 Effect of Termination ......................................................... Error! Bookmark not defined. 8.3 Extension; Waiver .............................................................. Error! Bookmark not defined. ARTICLE IX INDEMNIFICATION 9.1 Survival of Representations, Warranties, Covenants and Agreements... Error! Bookmark not defined. 9.2 Indemnification by Contributor Parent for Company Group Losses Error! Bookmark not defined. 9.3 Indemnification by Contributor Parent for Investor Losses ............ Error! Bookmark not defined. 9.4 Indemnification by Company for Contributor Losses ....... Error! Bookmark not defined. 9.5 Indemnification Procedures ............................................... Error! Bookmark not defined. 9.6 Exclusive Remedy and Release ......................................... Error! Bookmark not defined. 9.7 Additional Indemnification Provisions .............................. Error! Bookmark not defined. 9.8 Limitation of Liability........................................................ Error! Bookmark not defined. ARTICLE X GENERAL PROVISIONS 10.1 Headings; Definitions ........................................................ Error! Bookmark not defined.

TABLE OF CONTENTS (continued) Page iv 10.2 Governing Law; Jurisdiction and Forum; Waiver of Jury Trial ...... Error! Bookmark not defined. 10.3 Entire Agreement ............................................................... Error! Bookmark not defined. 10.4 No Third-Party Beneficiaries ............................................. Error! Bookmark not defined. 10.5 Expenses ............................................................................ Error! Bookmark not defined. 10.6 Notices ............................................................................... Error! Bookmark not defined. 10.7 Successors and Assigns...................................................... Error! Bookmark not defined. 10.8 Amendments and Waivers ................................................. Error! Bookmark not defined. 10.9 Severability ........................................................................ Error! Bookmark not defined. 10.10 Specific Performance ......................................................... Error! Bookmark not defined. 10.11 Disclosure Schedule References ........................................ Error! Bookmark not defined. 10.12 No Admission .................................................................... Error! Bookmark not defined. 10.13 Further Assurances............................................................. Error! Bookmark not defined. 10.14 Counterparts ....................................................................... Error! Bookmark not defined. 10.15 Non-Recourse .................................................................... Error! Bookmark not defined. ARTICLE XI ORGANIZATIONAL MATTERS AND GENERAL PROVISIONS 11.1 Formation .............................................................................................................................2 11.2 Name ....................................................................................................................................2 11.3 Principal Place of Business ..................................................................................................2 11.4 Registered Agent ..................................................................................................................2 11.5 Purpose and Powers of the Company ..................................................................................2 11.6 Term .....................................................................................................................................3 11.7 Filings; Qualification in Other Jurisdictions ........................................................................3 11.8 Company Property ...............................................................................................................4 11.9 Transactions with Members .................................................................................................4 11.10 Uncertificated Units .............................................................................................................4 11.11 Liability ................................................................................................................................4 ARTICLE XII CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; PREEMPTIVE RIGHTS 12.1 Capital Contributions ...........................................................................................................4 12.2 Securities ............................................................................................................................10 12.3 Maintenance of Capital Accounts ......................................................................................11 12.4 No Interest ..........................................................................................................................11 12.5 Withdrawal of Capital ........................................................................................................11

TABLE OF CONTENTS (continued) Page v ARTICLE XIII CERTAIN RIGHTS AND OBLIGATIONS OF MEMBERS 13.1 Members ............................................................................................................................11 13.2 No Action on Behalf of the Company; No Dissent Rights ................................................11 13.3 Withdrawals .......................................................................................................................11 13.4 Member Meetings ..............................................................................................................11 13.5 Notice of Meetings .............................................................................................................11 13.6 Quorum; Telephonic Meetings ..........................................................................................12 13.7 Voting ................................................................................................................................12 13.8 Action Without a Meeting .................................................................................................13 13.9 Record Date .......................................................................................................................13 13.10 Member Approval Rights ..................................................................................................13 13.11 Management of the Company ............................................................................................13 13.12 Prohibited Person ...............................................................................................................13 13.13 Specified Foreign Entity ....................................................................................................14 ARTICLE XIV MANAGEMENT 14.1 Board ..................................................................................................................................14 14.2 Removal and Resignation ..................................................................................................16 14.3 Meetings of the Board ........................................................................................................16 14.4 Action Without a Meeting .................................................................................................18 14.5 Reserved Matters ...............................................................................................................18 14.6 Officers; Designation and Election of Officers; Duties .....................................................18 14.7 Interested Party Transactions .............................................................................................19 ARTICLE XV DISTRIBUTIONS; ACCOUNTING, TAX, FISCAL AND LEGAL MATTERS 15.1 Distributions .......................................................................................................................20 15.2 Allocations .........................................................................................................................22 15.3 Fiscal Year .........................................................................................................................22 15.4 Bank Accounts ...................................................................................................................22 15.5 Books of Account and Other Information .........................................................................23

TABLE OF CONTENTS (continued) Page vi ARTICLE XVI TRANSFER RESTRICTIONS 16.1 Restrictions on Transfers ...................................................................................................23 16.2 Right of First Offer ............................................................................................................26 16.3 Drag-Along Right ..............................................................................................................28 16.4 Tag-Along Right ................................................................................................................29 16.5 Call Option .........................................................................................................................32 16.6 Additional Members ..........................................................................................................33 16.7 Termination of Member Status ..........................................................................................34 16.8 Void Transfers ...................................................................................................................34 16.9 Registration Rights.............................................................................................................34 ARTICLE XVII COVENANTS 17.1 Confidentiality ...................................................................................................................35 17.2 Certain Tax Matters ...........................................................................................................38 17.3 Certain Tax Credit Matters ................................................................................................38 17.4 Publicity .............................................................................................................................40 17.5 Duties, Exculpation and Indemnification ..........................................................................41 17.6 Indemnification by Members. ............................................................................................44 17.7 Non-Competition; Business Opportunities ........................................................................46 17.8 Non-Solicitation .................................................................................................................47 ARTICLE XVIII INFORMATION RIGHTS; FINANCIAL REPORTING; BUDGETS 18.1 Financial and Other Information ........................................................................................48 18.2 Operations and Development Budget; Business Plan ........................................................49 18.3 Access to Management Personnel and Information...........................................................52 18.4 Liability ..............................................................................................................................53 ARTICLE XIX DISSOLUTION, LIQUIDATION AND TERMINATION 19.1 No Dissolution ...................................................................................................................53 19.2 Events Causing Dissolution ...............................................................................................53 19.3 Bankruptcy of a Member ...................................................................................................53

TABLE OF CONTENTS (continued) Page vii 19.4 Winding Up ........................................................................................................................54 19.5 Distribution of Assets ........................................................................................................55 19.6 Distributions in Cash or in Kind ........................................................................................55 19.7 Claims of the Members ......................................................................................................55 ARTICLE XX MISCELLANEOUS 20.1 Further Assurances.............................................................................................................55 20.2 Amendments ......................................................................................................................56 20.3 Waiver ................................................................................................................................57 20.4 Entire Agreement ...............................................................................................................57 20.5 Third-Party Beneficiaries; Parties in Interest .....................................................................57 20.6 Successors and Assigns......................................................................................................57 20.7 Severability ........................................................................................................................57 20.8 Governing Law and Venue; Waiver of Jury Trial; Specific Performance .........................58 20.9 Notices ...............................................................................................................................59 20.10 Counterparts .......................................................................................................................60 20.11 Interpretation; Construction ...............................................................................................60 ANNEXES, EXHIBITS AND SCHEDULES ANNEX A DEFINITIONS .............................................................................................................2 ANNEX B Tax Annex ....................................................................................................................1 ANNEX C Profits Units Annex ......................................................................................................1 Exhibit A Member Information ........................................................................................... A-1 Exhibit B Reserved Matters .................................................................................................B-1 Exhibit C Initial Budget .......................................................................................................C-1 Exhibit D Net Operating Cash Flows .................................................................................. D-1 Exhibit E Pre-Approved Projects ......................................................................................... E-1 Exhibit F Form of Operating and Construction Report ....................................................... F-1 Exhibit G Performance Improvement Plan ......................................................................... G-1 Exhibit H Annual Operating Budget ................................................................................... H-1

TABLE OF CONTENTS (continued) Page viii Exhibit I G&A and Development Budget ............................................................................ I-1 Exhibit J Pre-NTP Checklist ................................................................................................ J-1 Exhibit K NTP Checklist ..................................................................................................... K-1 Exhibit L Project Approval Process ..................................................................................... L-1

EXHIBIT D AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of Neogenyx Fuels LLC, a Delaware limited liability company (the “Company”), is made as of [•], 2026 (the “Effective Date”), by and among (i) AMRC Biofuels Holdco LLC, a Delaware limited liability company (“Initial Class A Member”), (ii) HASI Celtic Investor LLC, a Delaware limited liability company (“Initial Class B Member” and, together with Initial Class A Member, the “Initial Members”), (iii) each other Person who from time to time becomes a Member in accordance with the terms of this Agreement and the Act and for so long as it remains a Member (each a “Party” and together the “Parties”) and (iv) solely for purposes of 6.5, Ameresco, Inc., a Delaware corporation. RECITALS WHEREAS, the Company was formed as “Neogenyx Fuels LLC” on March 17, 2026, by the filing of a Certificate of Formation (as amended or otherwise modified from time to time, the “Certificate of Formation”) with the Secretary of State of the State of Delaware; WHEREAS, the Company is governed according to the terms and conditions of that certain Limited Liability Company Agreement, dated as of May 1, 2026 (the “Existing LLC Agreement”); WHEREAS, the Company, Initial Class B Member and Initial Class A Member entered into that certain Contribution and Equity Purchase Agreement, dated as of May 4, 2026 (as may be amended or restated from time to time in accordance with its terms, the “CEPA”), pursuant to which, among other things, (x) the Company consummated the Pre-Closing Reorganization, (y) on the date hereof, Initial Class B Member subscribed for from the Company, and the Company issued to Initial Class B Member, in exchange for 4,000,000 Class B Units of the Company, (i) the payment by Initial Class B Member to the Company of its Initial Capital Contribution and (ii) its Capital Commitment and (z) after the date hereof, Initial Class B Member agreed to contribute cash to the Company, in each case, as more particularly set forth therein; and WHEREAS, it is a condition to the Closing that the Existing LLC Agreement be amended and restated as set forth herein, among other things, in order to (i) reflect the Capital Contributions by, and the issuance of the Purchased Units to, the Initial Class B Member pursuant to the CEPA and this Agreement, (ii) admit the Initial Class B Member as a Member hereunder, (iii) reconstitute the Units (as defined in the Existing LLC Agreement) held by the Initial Class A Member immediately prior to the Effective Date and (iv) set forth the respective rights, powers and other terms of the Units and the Members with respect to each other and the Company. NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, effective upon the Closing, the Initial Members and the Company hereby agree as follows:

2 ARTICLE I ORGANIZATIONAL MATTERS AND GENERAL PROVISIONS 1.1 Formation. (a) The Company was formed as a Delaware limited liability company on March 17, 2026, by the filing of the Certificate of Formation in the office of the Secretary of State of the State of Delaware pursuant to the Act and the adoption of the Existing LLC Agreement. The Members desire to continue the Company for the purposes and upon the terms and subject to the conditions set forth herein. (b) The Company shall have two classes of interests designated as “Class A Units” and “Class B Units.” Each Unit shall represent a portion of the limited liability company interests of the Company, shall be voting, and shall be entitled to the distributions provided for in 5.1. (c) The Units shall have the rights and preferences in the assets of the Company, as expressly provided herein. A Unit shall for all purposes be personal property of the Member holding such Unit. (d) The name of each Member, together with the mailing address thereof, the number of Units held thereby, and such Member’s Capital Commitment and Capital Contributions, in each case, as of the Effective Date, is as set forth on Exhibit A. (e) This Agreement amends, restates and supersedes in its entirety the Existing LLC Agreement. 1.2 Name. The name of the Company as of the date hereof is “Neogenyx Fuels LLC”, and the Company’s business shall be carried on in this name with such variations and changes or in such other trade names as the Board deems necessary or appropriate. The Board shall have the power at any time to change the name of the Company. 1.3 Principal Place of Business. The principal place of business of the Company shall be located at such location as the Board may determine from time to time. The Company may also maintain such other office or offices at such other locations as the Board may determine from time to time. 1.4 Registered Agent. The Company’s registered agent and office in Delaware shall be as set forth in the Certificate of Formation. At any time, the Board may designate another registered agent or registered office. 1.5 Purpose and Powers of the Company. (a) The purpose of the Company is (i) to pursue the acquisition, pre- development, development, construction and operations of U.S. and non-U.S. Projects for biogas development, biogas production or development or production of other fuels or other commodities or ancillary products that stem from the biogas efforts (e.g., electricity, thermal, CO2, methanol hydrogen, sustainable aviation fuel, biodiesel and ammonia), (ii) to invest in each

3 Project Company that acquires and owns a Project and to hold, directly or indirectly through one or more Intermediate Holdco, equity interests in each such Project Company, (iii) to provide, or cause to be provided, development, management and other related services in connection with such Projects, (iv) to own, hold, develop, lease, manage, operate, finance, refinance, sell or otherwise dispose of the assets and properties of the Company and its Subsidiaries (clauses (i)- (iv), collectively, with such changes thereto as are approved by the Members in accordance with 4.5, the “Business”) and (v) to engage in all other lawful activities permitted under the Act and otherwise permitted by this Agreement that the Board deems necessary or advisable in connection with the foregoing. For the avoidance of doubt, the Business shall not include the Excluded Assets, Excluded Liabilities and the Excluded Ownership Interests. (b) On the terms and subject to the conditions of this Agreement, the Company shall have the power and authority to take any and all actions that limited liability companies may take under the Act and that are necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the Business. Without limiting the foregoing, but on the terms and subject to the conditions of this Agreement, the Company may in furtherance of its business and operations carry out its objectives and accomplish its purposes as principal or agent, directly or indirectly, alone or with associates, or as a member, stockholder, partner or participant in any firm, association, trust, corporation, partnership or other entity. (c) The Company shall do all things necessary to maintain its limited liability company existence separate and apart from each Member and any Affiliate of any Member, including by taking the following actions: (i) conducting its affairs separately from those of the Members and any Affiliate of any Member and maintaining accurate and separate books and records, (ii) acting solely in its own limited liability company name and not that of any other Person, including the Members and their respective Affiliates, (iii) not holding itself as having agreed to pay, or as being liable for, the obligations of the Members and their respective Affiliates, (iv) not commingling its assets with those of any other Person, (v) observing all limited liability company formalities required in this Agreement and the Certificate of Formation, (vi) paying the salaries of its own employees, if any, (vii) not acquiring obligations of its Members and their respective Affiliates, (viii) holding itself out as a separate entity and (ix) correcting any known misunderstanding regarding its separate identity. 1.6 Term. The term of the Company commenced on the date the Certificate of Formation was filed in the office of the Secretary of State of the State of Delaware and shall continue in full force and effect in perpetuity; provided, that the Company may be dissolved in accordance with this Agreement and the Act. 1.7 Filings; Qualification in Other Jurisdictions. The Company shall prepare any documents required to be filed or, in the Board’s or an authorized officer’s discretion, appropriate for filing under the Act, and the Company shall cause each such document to be filed in accordance with the Act, and, to the extent required by Law, to be filed and recorded, or notice thereof to be published, in the appropriate place in each jurisdiction in which the Company may hereafter establish a place of business. The Board may cause or authorize an officer to cause the Company to be qualified or registered under assumed or fictitious name statutes or similar Laws in any jurisdiction in which the Company transacts business where the Company is not currently so qualified or registered. Each officer shall execute, deliver and file any such documents (and

4 any amendments or restatements thereof) necessary for the Company to accomplish the foregoing. The Board may appoint any other authorized Persons to execute, deliver and file any such documents. 1.8 Company Property. All property of the Company, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity. No Member has any legal interest in such Company property or any portion thereof by virtue of being a “member” under the Act. 1.9 Transactions with Members. On the terms and subject to the conditions of this Agreement and applicable Law, (a) any Member or its equityholders or its or their respective Affiliates may (but shall not be obligated to) lend money to, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for and transact other business or enter into agreements with the Company and (b) subject to applicable terms and conditions of any definitive agreements entered into with the Company with respect to such matter in accordance with the terms hereof, may be afforded the same rights and obligations with respect to such matter as a Person who is not a Member (or equityholder thereof, or Affiliate of such Member or equityholder). 1.10 Uncertificated Units. Unless otherwise determined by the Board, Units and other Equity Securities of the Company will be in uncertificated form. 1.11 Liability. Except as otherwise set forth herein, in the Transaction Documents or as required by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager or Company officer shall be obligated personally for any such debt, obligation or liability of the Company or for any losses of the Company solely by reason of being a Member or acting as a Manager or Company officer. Notwithstanding anything to the contrary set forth herein, to the fullest extent permitted by applicable Law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Act shall not be grounds for imposing personal liability on any Member for liabilities of the Company. No Member (or any of its equityholders or its or their respective Affiliates) shall be required to be a guarantor for any indebtedness of the Company or any of its Subsidiaries. ARTICLE II CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; PREEMPTIVE RIGHTS 2.1 Capital Contributions. (a) Initial Capital Contributions. As of the date hereof, Initial Class A Member and Initial Class B Member have made (or are deemed to have made) Initial Capital Contributions in the amounts set forth on Exhibit A in exchange for or on account of Units. Notwithstanding anything to the contrary in this Agreement, the Class B Members shall be deemed for all purposes of this Agreement, other than with respect to Article V, to hold such number of Units as they would hold as if they funded their respective Capital Commitment in whole. For the avoidance of doubt, all equity interests in the Company existing prior to the

5 execution of this Agreement held by Initial Class A Member and any other Person, are hereby automatically (and without action by any Person) converted into and exchanged for the number of Units in accordance with this 2.1(a) as set forth on Exhibit A. Prior to the admission of a Person as a Member to the Company, such Person shall deliver to the Company an IRS Form W- 9, or other similar documentation or forms as the Company reasonably requests. (b) Availability Period Capital Contributions by the Class B Members. (i) Following receipt of a duly authorized Capital Call Notice that is validly delivered to each Class B Member pursuant to and in accordance with the requirements set forth in this 2.1(b)(i) and 2.1(b)(ii), during the Availability Period, the Class B Members shall make additional Capital Contributions in the form of cash in the amount set forth in such Capital Call Notice, up to the amount of the Class B Members’ Remaining Capital Commitment (the “Availability Period Capital Contributions”) on or prior to the date that payment thereof is required to be made to the Company as set forth in such Capital Call Notice (it being understood that, unless otherwise agreed in writing by the Class B Members, in no event shall any Class B Member be required to make aggregate Availability Period Capital Contributions in excess of its Remaining Capital Commitment and in no event shall such Class B Member’s aggregate Availability Period Capital Contributions exceed its Capital Commitment). Unless otherwise agreed by the Company and the applicable Class B Member, the amount payable pursuant to such Capital Call Notice shall be paid by wire transfer to an account designated by the Company in the Capital Call Notice, which account shall be held in the name of the Company. (ii) The Company shall deliver to each Class B Member a capital call notice (a “Capital Call Notice”) with respect to any Availability Period Capital Contribution, in the sole discretion of the Board, to be made (x) to fund any amounts in accordance with the Initial Budget or any future Operations and Development Budget approved in accordance with the terms hereof or (y) to fund Emergency Expenditures authorized by the Board pursuant to 8.2(e), which Capital Call Notice shall contain the following information: (A) the aggregate amount of Availability Period Capital Contributions requested in accordance with the then-applicable Operations and Development Budget or to fund the Emergency Expenditures, as applicable, and the purpose thereof; (B) the Availability Period Capital Contribution amount requested from Class B Member (which shall be equal to the pro rata portion of the aggregate amount of such Availability Period Capital Contributions based on each Class B Member’s Remaining Capital Commitment); (C) the bank account details (with wire transfer instructions) to which the Availability Period Capital Contribution requested is to be wired or otherwise transferred and (D) the date by which payment of the Availability Period Capital Contribution is required to be made to the Company (the “Funding Date”), which shall not be less than 10 Business Days after delivery of such Capital Call Notice; provided, that in the case of a Capital Call Notice to fund Emergency Expenditures, the Funding Date shall not be less than three Business Days after delivery of such Capital Call Notice.

6 (iii) If there is a Deemed Liquidation Event or Drag Transaction that is approved in accordance with the terms of this Agreement before the end of the Availability Period, then, prior to any distributions pursuant to such Deemed Liquidation Event or the consummation of a Drag Transaction, the Membership Percentage of such Class B Member shall be reduced to an amount equal to a fraction (expressed as a percentage), (A) the numerator of which is the aggregate amount of Capital Contributions actually made by such Class B Member up to the date of such Deemed Liquidation Event or Drag Transaction, and (B) the denominator of which is the total aggregate amount of Capital Contributions of all Members as of such date. (iv) Notwithstanding anything to the contrary contained in this Agreement, if, at any time after the Effective Date, the Company or any Class B Member reasonably determines that the funding of any Availability Period Capital Contributions by such Class B Member in exchange therefor requires the authorization, consent or approval (including the expiration or termination of any waiting period) of any Governmental Authority (“Governmental Approvals”) prior to the consummation thereof, then the Company or such Class B Member, as applicable, shall promptly notify the other of such Governmental Approvals (including expected timing and process for obtaining such Governmental Approvals). The Company shall not deliver any Capital Call Notice with respect to such Availability Period Capital Contributions pursuant to 2.1(b)(ii) (and no Availability Period Capital Contributions shall be permitted by any of the other Members) until such Governmental Approvals have been obtained (and the Company shall not, and shall cause its Subsidiaries not to, enter into any transactions that would require Availability Period Capital Contributions prior to the date that such Governmental Approvals have been obtained) and the Company or such Class B Member, as applicable, shall use all commercially reasonable efforts to obtain such Governmental Approvals as soon as is reasonably practicable in order to effect the consummation of the funding and issuance. If the Company or any Class B Member notifies the other of such Governmental Approvals with respect to the funding of any Availability Period Capital Contributions following the receipt of any Capital Call Notice therefor, then the Funding Date set forth therein shall be deemed to be automatically extended until the date that such Governmental Approvals are obtained, and if the Company or any of its Subsidiaries requires such funds to meet binding obligations prior to the date that such Governmental Approvals are anticipated to be obtained, then the Company and such Class B Member shall work together in good faith to arrange for alternative bridge financing, including in the form of a Member loan or third-party debt financing, to meet such obligations. (c) Other Required Additional Capital Contributions. (i) Following the end of the Availability Period and following receipt of a duly authorized Capital Call Notice that is validly delivered to each Class A Member or Class B Member pursuant to and in accordance with the requirements set forth in this 2.1(c)(i) and 2.1(c)(ii), the Class A Members or Class B Members shall make additional Capital Contributions in the form of cash in the amount set forth in such Capital Call Notice (a “Required Additional Capital Contribution ”) on or prior to the date that payment thereof is required to be made to the Company as set forth in such Capital Call

7 Notice. Unless otherwise agreed by the Company and the applicable Member, the amount payable pursuant to such Capital Call Notice shall be paid by wire transfer to an account designated by the Company in the Capital Call Notice, which account shall be held in the name of the Company. (ii) The Company shall deliver to each Class A Member or Class B Member a Capital Call Notice with respect to any Required Additional Capital Contribution, in the sole discretion of the Board, to be made to fund any amounts in accordance with the Initial Budget or any future Operations and Development Budget approved in accordance with the terms of clause (iii) of 8.2(c), which Capital Call Notice shall contain the following information: (A) the aggregate amount of Required Additional Capital Contributions requested in accordance with the then-applicable Operations and Development Budget and the purpose thereof; (B) the Required Additional Capital Contribution amount requested from each Class A Member or Class B Member (which shall be equal to the pro rata portion of the aggregate amount of such Required Additional Capital Contributions based on each such Member’s respective Membership Percentage); (C) the bank account details (with wire transfer instructions) to which the Required Additional Capital Contribution requested is to be wired or otherwise transferred and (D) the date by which payment of the Required Additional Capital Contribution is required to be made to the Company, which shall not be less than 10 Business Days after delivery of such Capital Call Notice. For the avoidance of doubt, Capital Call Notices for Required Additional Capital Contributions shall only be issued after the end of the Availability Period when expressly authorized by the Board in its sole discretion and independent from any Capital Call Notices issued for Availability Period Capital Contributions. (iii) Except as set forth in 2.1(a), 2.1(b), 2.1(c)(i), 2.1(c)(ii) or 2.1(e)(iv), no Member shall be permitted or required to make any other Capital Contributions without the prior written consent of each other Member. Notwithstanding the foregoing, in the event of a Liquidity Shortfall, the Company shall deliver written notice of such Liquidity Shortfall (each, a “Liquidity Shortfall Notice”) to each Member, describing in reasonable detail the circumstances of such Liquidity Shortfall and the amount of capital reasonably necessary to remediate such Liquidity Shortfall (such amount, the “Liquidity Shortfall Amount”), and each Member shall be entitled to fund all of its pro rata portion of such Liquidity Shortfall Amount on the terms and conditions set forth in such Liquidity Shortfall Notice; provided, that if any Member declines or otherwise fails to fund all of its pro rata portion of such Liquidity Shortfall Amount (such portion, the “Remaining Liquidity Shortfall Amount”), then the other Members shall be entitled to elect to fund the Remaining Liquidity Shortfall Amount in the manner described in either 2.1(e)(iii) or 2.1(e)(iv), as applicable, as if it were a Default Amount. (d) Third-Party Capital for Liquidity Shortfalls. Notwithstanding any other provision of this Agreement to the contrary, if any Member declines or otherwise fails to fund all of its pro rata portion of a Liquidity Shortfall Amount pursuant to 2.1(c)(iii), the Company may, without the prior written consent of the non-funding Member, raise additional capital from third- party investors to fund all or any portion of the Remaining Liquidity Shortfall Amount; provided,

8 that any Equity Securities issued to such third-party investors in connection therewith shall (i) rank junior to the first tier of distributions payable to the Class A Members and Class B Members pursuant to 5.1(a)(i) of the distribution waterfall, (ii) rank junior to the Class B Members with respect to the liquidation preference set forth in 5.1(a)(ii) and (iii) not provide for any other rights that disproportionately and adversely affect the Class B Units relative to the effect of such Equity Securities on the Class A Units (clauses (i)-(iii), collectively, the “Permissible Equity Requirements” ). (e) Failure to Make Required Additional Capital Contributions. (i) Class B Member Defaults. Without limiting the other provisions of this 2.1(e), if, prior to the date on which the Availability Period expires, such Class B Member refuses or fails to make all or any portion of an Availability Period Capital Contribution on or prior to the date such Availability Period Capital Contribution is due in accordance with 2.1(b)(i) (except with respect to Availability Period Capital Contributions related to Emergency Expenditures, such unfunded Availability Period Capital Contribution shall be the “Mandatory Contribution Default Amount”), then the Company shall deliver written notice of such failure (the “Mandatory Contribution Default Notice”) to such Class B Member (such default, a “Mandatory Contribution Default”). Upon receipt of the Mandatory Contribution Default Notice, if such Class B Member does not make its Availability Period Capital Contribution within 10 Business Days after receipt of a Mandatory Contribution Default Notice (the “Default Cure Period”), then, for so long as such Mandatory Contribution Default Amount remains outstanding: (A) such Class B Member’s rights with respect to any Reserved Matters hereunder shall be reduced to the Default Reserved Matters until the Mandatory Contribution Default Amount is cured; and (B) any distributions payable to such Class B Member pursuant to 5.1 during the pendency of a Mandatory Contribution Default may be used, at the Class A Members’ sole option, to fund any Remaining Capital Commitment of such Class B Member and, in exchange therefor, such Class B Member’s Membership Percentage shall be increased by an amount equal to a fraction (expressed as a percentage), (a) the numerator of which is [*****] of the aggregate amount of such distribution applied to the Class B Member’s Remaining Capital Commitment and (b) the denominator of which is the total aggregate amount of Capital Contributions of all Members as of such date. Notwithstanding anything to the contrary in this Agreement, after the occurrence of a Mandatory Contribution Default and following the expiration of the related Default Cure Period, the Company may bring claims to enforce the Guaranty against the Guarantor (as defined in the Guaranty). If the Guarantor fully funds the Mandatory Contribution Default Amount in the stead of the Class B Members, then such default shall be deemed to be cured. The other Members may also fund the Mandatory Contribution Default Amount in the manner described in either 2.1(e)(iii) or 2.1(e)(iv), as applicable, as if it were a Default Amount.

9 (ii) Defaulting Member; Remedies. If any Class A Member or Class B Members refuses or fails to make all or any portion of a Required Additional Capital Contribution on or prior to the date such Required Additional Capital Contribution is due (each, an “Additional Capital Contribution Default”) in accordance with 2.1(b)(i) and 2.1(c)(i) (such defaulting Member in such capacity, a “Defaulting Member” and the amount of the unfunded Required Additional Capital Contribution, as applicable, shall be the “Default Amount”), then, the other Members (each such Member in such capacity, a “Non-Defaulting Member”) may deliver notice of such failure to the Defaulting Member (the “Default Notice”) (it being understood, for the avoidance of doubt, that if any Defaulting Member is (x) a Class B Member, then each other Class B Member shall be considered a “Defaulting Member” hereunder in respect of such default or (y) a Class A Member, then each other Class A Member shall be considered a “Defaulting Member” hereunder in respect of such default). Upon receipt of a Default Notice, if any Defaulting Member does not make its Required Additional Capital Contribution within the Default Cure Period, then each such Non-Defaulting Member may elect (on a pro rata basis in accordance with its Membership Percentage) as its remedy to advance a Default Loan or make a Default Contribution as set forth in 2.1(e)(iii) and 2.1(e)(iv) below. For the avoidance of doubt, the Company may only bring claims to enforce the Guaranty with respect to Mandatory Contribution Defaults. (iii) Default Loans. (A) The Non-Defaulting Members shall be entitled to provide the Company with the funds required from the Defaulting Member as a loan (each, a “Default Loan”) to the Defaulting Member (the proceeds of which will be contributed to the Company but shall be deemed to have been advanced as a loan from the applicable Non-Defaulting Members to the Defaulting Member and then contributed by the Defaulting Member to the Company). Notwithstanding anything to the contrary in this Agreement, including the other provisions of this 2.1(e), such Default Loans shall be unsecured, have a maturity date that is five years from the date of issuance and shall bear interest at a rate equal to the Default Rate. Default Loans may be prepaid by the Defaulting Member, whether directly or through the reallocation of distributions to the Defaulting Member instead to the Non- Defaulting Members, at any time a Default Loan is outstanding, but in any event a Default Loan shall be due and payable in full on the date of any Transfer by the Defaulting Member that results in such Defaulting Member ceasing to be a Member; provided, that all distributions allocable to a Defaulting Member that has an outstanding Default Loan shall instead be allocated to the Non-Defaulting Members until such Default Loan is repaid. Any Default Loan made on the terms set forth in this 2.1(e)(iii)(A) shall not be considered a Reserved Matter. Any Non- Defaulting Member may designate an Affiliate of the Non-Defaulting Member to provide the Default Loan, and any such Affiliate that provides the Default Loan hereunder shall be a third-party beneficiary of the rights of the Non-Defaulting Member set forth in this 2.1(e)(iii). (B) A Default Loan shall be repaid by the Defaulting Member on a first priority basis out of any subsequent distributions from the Company to

10 which such Defaulting Member for whose account the Default Loan was made is entitled in accordance with this Agreement, which amounts shall be paid by the Company to such Non-Defaulting Member (or its Affiliates) that provided such Default Loan as an offset to such distributions, and applied first to accrued but unpaid interest and then to principal, until all Default Loans are repaid in full. Such amounts actually paid by the Company to the applicable Non-Defaulting Member (or its Affiliates) in repayment shall nonetheless be deemed to be a distribution to the Defaulting Member and a payment by the Defaulting Member to the applicable Non-Defaulting Member. Each Defaulting Member irrevocably assigns its rights to distributions from the Company to the applicable Non-Defaulting Member solely for the purpose of effectuating repayment of any Default Loans made to such Defaulting Member until the applicable Default Loan is repaid in full. (iv) Default Contribution. (A) In lieu of making a Default Loan, each Non-Defaulting Member shall have the option to make an additional Capital Contribution (which will be deemed to be an additional Capital Contribution (and not an advance)) equal to the Default Amount required from the Defaulting Member (a “Default Contribution”), and in exchange for such Default Contribution, the Non- Defaulting Member shall be issued a number of Units (of the same class of Units that is the subject of the Default Notice) equal to the quotient of (x) the Default Amount, divided by (y) [*****] of the Per Unit Purchase Price; or (B) notwithstanding anything to the contrary in 6.6 hereof, solicit such additional Capital Contribution (which will be deemed to be an additional Capital Contribution (and not an advance)) from another Person (a “New Contributor”) equal to the Default Amount required from the Defaulting Member (a “Third-Party Default Contribution”), and in exchange for such Third-Party Default Contribution, such New Contributor shall be issued a number of Units (of a class that meets the Permissible Equity Requirements) equal to the quotient of (x) the Default Amount, divided by (y) the Per Unit Purchase Price; provided, that any New Contributor shall not be a Disqualified Person or a Disqualified Transferee. 2.2 Securities. Subject to 4.5, the Board may authorize the Company to issue additional Units or create and issue new series, types or classes of Equity Securities of the Company with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as the Board may determine, and authorize obligations, evidences of indebtedness or other securities or interests of the Company convertible or exchangeable into Units or other Equity Securities of the Company, in each case to any Person in such amounts and on such terms as so approved by the Board; provided, that, any such issuance for non-cash consideration (in whole or in part) will be made only in exchange for payment of Fair Market Value for such interest. Subject to the terms of this Agreement, the Company may issue whole or fractional Units or other Equity Securities of the Company.

11 2.3 Maintenance of Capital Accounts. Capital Accounts shall be maintained in accordance with the Tax Annex. 2.4 No Interest. No interest shall be paid on any capital contributed to the Company or on the balance in a Member’s Capital Account, other than in the case of a Default Loan. 2.5 Withdrawal of Capital. No Member shall be entitled to withdraw any part of its Capital Contributions or to receive any distribution from the Company, except as expressly provided herein. Under circumstances requiring the return of any Capital Contribution, no Member shall have the right to demand or receive property other than cash, except as expressly provided herein. No Member shall have the right to cause the sale of any Company asset, except as expressly provided herein. No Member shall have any right to receive any salary or draw with respect to its Capital Contributions or for services rendered on behalf of the Company or otherwise in its capacity as a Member. ARTICLE III CERTAIN RIGHTS AND OBLIGATIONS OF MEMBERS 3.1 Members. Each of the Initial Members has been (or is hereby) admitted as a Member of the Company. The Initial Members and their respective numbers of Units, Membership Percentages as of the Closing, Initial Capital Contributions and addresses are listed on Exhibit A. The Company shall amend Exhibit A from time to time promptly following any changes in any of such information in accordance with the terms of this Agreement; provided, that, the failure by the Company to timely amend Exhibit A shall have no effect on the validity of such change to the Members’ Units and Membership Percentage. No Person may be a Member without the ownership of a Unit. The Members shall have only such rights and powers as are granted to them pursuant to the express terms of this Agreement and the Act (unless modified by this Agreement). 3.2 No Action on Behalf of the Company; No Dissent Rights. No Member (in its capacity as such) shall, without the prior written approval of the Board, have any authority to take any action on behalf of or in the name of the Company, or to enter into any commitment or obligation that would be (or could be construed to be) binding upon the Company, or to make any expenditures on behalf of the Company, except for actions expressly authorized by the terms of this Agreement. No Member (in its capacity as such) shall be entitled to any rights to dissent or seek appraisal with respect to any transaction, including the merger or consolidation of the Company with any Person. 3.3 Withdrawals. Except as otherwise provided in the Act or this Agreement, no Member shall have any right to voluntarily resign or otherwise withdraw from the Company, and any such action or attempted action shall be null and void. 3.4 Member Meetings. A meeting of the Members for any purpose or purposes may be called at any time by the Board or by any Member. 3.5 Notice of Meetings. Notice of any meeting of the Members stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be

12 given by the Company to each Member entitled to vote at such meeting by telephone or email no less than three nor more than 10 days before the date of the meeting, which notice shall be provided based on the records of the Company maintained by the Secretary; provided, that advance notice may be reduced to no less than 48 hours (unless all Members waive any aforementioned notice requirements) for any meeting if the proposing Member(s) determine, acting reasonably and in good faith, that it is necessary or desirable to take expeditious action. Such further notice shall be given as may be required by Law, but meetings may be held without notice if the Initial Members entitled to vote at the meeting are present in person or represented by proxy or if notice is waived in writing by those not present, either before or after the meeting. Presence at a meeting by a Member shall constitute a waiver of any deficiency of notice, except when a Member attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not called or convened in accordance with this Agreement. 3.6 Quorum; Telephonic Meetings. (a) Provided that notice of the meeting has been given in accordance with 3.5, Members whose Membership Percentages are at least 85% in the aggregate shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by the Members present or represented by proxy at such meeting, and the Company shall promptly give notice in accordance with 3.5 of when the meeting will be reconvened; provided, that, if a quorum for a properly called meeting of the Members is not present at two consecutive meetings of the Members due to the absence of a Member at both meetings (the “Absent Member”), and sufficient notice for such meetings was provided in accordance herewith, then a quorum for the next succeeding properly called meeting, for which sufficient notice was provided in accordance herewith, shall not require the presence of the Absent Member and shall only require the presence of Members whose Membership Percentages are at least 80% in the aggregate of the Members (excluding the Absent Member). (b) Members may, and shall be entitled to, participate in meetings of the Members by means of conference telephone or similar communications equipment or by other virtual means by which all Persons participating in the meeting can hear each other. Participation in a telephonic meeting pursuant to this 3.6(b) shall constitute presence at such meeting for purposes of 3.6 and shall constitute a waiver of any deficiency of notice, except when a Member attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not called or convened in accordance with this Agreement. 3.7 Voting. (a) At any meeting of the Members, each Member entitled to vote on any matter coming before the meeting shall, as to such matter, have a vote, in person, by telephone or by proxy, equal to the number of Units held by such Member, in each case, on the relevant record date established pursuant to 3.9.

13 (b) Subject to 4.5 and 4.7, when a quorum is present, the affirmative vote or consent of Members for which the aggregate Membership Percentage is at least 85% present in person or represented by proxy at a duly called meeting and entitled to vote on the subject matter shall constitute the act of the Members. Every proxy shall be in writing, dated and signed by the Member entitled to vote or its duly authorized attorney-in-fact. 3.8 Action Without a Meeting. Notwithstanding 3.4 and 3.7, on any matter requiring an approval or consent of Members under this Agreement or the Act at a meeting of Members, the Members may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Members satisfying the voting requirements set forth herein with respect to such action; provided, that notice of the content of such action shall be provided to all Members at least three days prior to the date such action is intended to take effect; provided, further, that (i) advance notice may be reduced to no less than 48 hours (unless all Members waive any aforementioned notice requirements) for any action if the proposing Member(s) determines, acting reasonably and in good faith, that it is necessary or desirable to take expeditious action; and (ii) if such action is authorized by the Members satisfying the voting requirements set forth herein with respect to such action at any time after delivery of notice of the consent to all Members and prior to the expiration of such three-day (or 48-hour) period, then such action may be taken upon such authorization though prior to the expiration of such three-day (or 48-hour) period. 3.9 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members, or entitled to receive a payment of any kind, or in order to make a determination of Members for any other proper purpose, the date on which notices of the meeting are delivered, the date on which the written consent is executed or the date on which the resolution of the Board declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this 3.9, such determination shall apply to any adjournment thereof. 3.10 Member Approval Rights. Except as otherwise expressly set forth in this Agreement (including, for the avoidance of doubt, any Reserved Matter) or as required by Law, the Members shall have no right to vote on any matter and hereby expressly waive any right to vote that can be waived under the Act. Each member hereby waives any and all rights that it may have to maintain an action for partition of the Company’s property. 3.11 Management of the Company. Except as otherwise required by law, except for matters delegated to the Board, committees or officers of the Company, and matters requiring the approval or consent of certain Members or groups of Members as set forth in this Agreement, the Members shall have the full, exclusive and complete authority to manage and control the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and take all such actions as they deem necessary or appropriate to accomplish the purposes and direct the affairs of the Company, subject in all cases to the terms and conditions of this Agreement. 3.12 Prohibited Person. Each Member, including its directors, executives, and employees, is not currently and has not been since April 24, 2019: (i) a Prohibited Person; (ii)

14 unlawfully conducting or unlawfully conducted any business or engaged in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person in violation of applicable Sanctions or Trade Control Laws; or (iii) unlawfully dealing in or unlawfully dealt in, or otherwise engaged in, any transaction relating to, any property or interests in property of any Prohibited Person in violation of applicable Sanctions or Trade Control Laws. 3.13 Specified Foreign Entity. Each Member is not currently and has not been a Specified Foreign Entity or a Specified Foreign-Influenced Entity. ARTICLE IV MANAGEMENT 4.1 Board. (a) Except as otherwise expressly provided in this Agreement (including 4.5), the Members, by their execution and delivery of this Agreement, hereby delegate the management of the business and affairs of the Company to a committee of representatives of the Members (the “Board”). The Board shall be made up of the number of individual representatives of the Members designated as “Managers” (who shall be natural persons) (each, a “Manager”) as specified in this Agreement. Each Manager shall be a “manager” (as such term is defined in the Act) of the Company but, notwithstanding the foregoing, to the extent not prohibited by the Act, no Manager shall have any rights or powers beyond the rights and powers expressly granted to such Manager in this Agreement. To the fullest extent permitted by applicable Law, the Board may, in its discretion, delegate any or all of its powers pursuant to a delegation of authority adopted by the Board (subject to the Reserved Matters set forth herein). Each Manager shall hold office until his or her successor shall be duly appointed or until his or her death or disability, or until he or she shall resign or shall have been removed pursuant to 4.2. (b) The total number of Managers on the Board shall initially be five. The Board shall select a chairperson who shall preside over each meeting of the Board. (c) The composition of the Board shall be as follows: (i) The Class A Members shall have the right to appoint three Managers (initially [*****]) (any such Manager appointed by the Class A Members, a “Class A Manager”), and the Class B Members shall have the right to appoint two Managers (initially [*****]) (any such Manager appointed by the Class B Members, a “Class B Manager”). (ii) Upon the occurrence of the Fall Away Threshold, the Class B Members will collectively forfeit the right to appoint one Class B Manager to the Board. (d) No Manager shall be (i) employed by a Company Competitor or RNG Industry Participant or (ii) an individual who (A) is under investigation or the subject of an inquiry by a Governmental Authority relating to, has been convicted of (including as a result of the entry of a guilty plea, a consent judgment or a plea of nolo contendere), or has been charged with, in each case, a violation of any Anti-Corruption Laws, any Anti-Money Laundering Laws,

15 or any criminal offense involving dishonesty or breach of trust, (B) is a Prohibited Person, (C) has been found by a court of competent jurisdiction to have violated any federal securities or state securities law and the judgment in such Action has not been reversed, suspended or vacated or (D) is ineligible to serve as a Manager under any applicable Law (any such individual described in clauses (i) or (ii), a “Restricted Person”). Each Member agrees not to knowingly appoint a Restricted Person as a Manager and shall take all necessary action to promptly remove any Manager if such Manager is or becomes a Restricted Person. (e) Each Member shall take all necessary action to effectuate the provisions of 4.1(b), 4.1(c) and 4.1(d) to ensure that the Board consists of the Managers who are duly appointed, elected or appointed (or removed pursuant to 4.1(c)) and qualified in accordance therewith. (f) The Board, by taking action in accordance with this Article IV, and subject to compliance with any provision of this Agreement expressly requiring consent or other action by the Members, shall have the power, discretion and authority on behalf and in the name of the Company to carry out any and all of the objects and purposes of the Company contemplated by this Agreement and to perform or authorize all acts which it may deem necessary or advisable in connection therewith. The Members agree that all determinations, decisions and actions made or taken by the Board in accordance with Article IV, and subject to compliance with any provision of this Agreement expressly requiring consent or other action by the Members, shall be conclusive and binding upon the Company (without requirement for further consent or other action by the Members). (g) Each Manager shall serve as such without compensation from the Company or any of its Subsidiaries but shall be entitled to reimbursement from the Company for any reasonable and documented out-of-pocket expenses incurred during the course of performing his or her duties as a Manager. No Manager (acting in his or her capacity as such) shall have any right or authority to act on behalf of or to bind the Company with respect to any matter except pursuant to a duly adopted resolution of the Board authorizing such action. (h) For so long as the Class B Members own Units, they shall collectively have the right to designate one individual currently serving as an employee of such Class B Member or its Permitted Transferees as a non-voting observer to the Board. The Chief Executive Officer of the Company shall be a non-voting observer to the Board. Each such observer to the Board so designated shall have the right to attend all meetings and deliberations of the Board or any committee of the Board that the designating Class B Member has the right to attend; provided, that such observer shall not be a Prohibited Person and shall enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to his or her first attendance at any meeting or deliberation of the Board or any committee thereof; provided, further, that the Company shall have the right to withhold any information and to exclude any such observer from any Board meeting or portion thereof if the Company determines, based on advice of counsel, that access to such information or attendance at such meeting (or applicable portion) would reasonably be expected to adversely affect the attorney-client privilege between the Company or the Board and its counsel.

16 (i) The Board may designate one or more committees (including, among others, an investment committee), with each committee comprising of at least one member appointed by the Class A Members and at least one member appointed by the Class B Members for so long as such Members have the right to appoint Managers to the Board. 4.2 Removal and Resignation. (a) Subject to 4.1(c)(i), each Member shall have the exclusive right to remove, with or without cause, at any time, any Manager that such Member has the right to appoint. (b) Any Manager may resign by written notice to the Board. Unless otherwise specified therein, a Manager’s resignation shall take effect at the time specified therein or, if no time is specified, upon delivery of such notice to the Board without any further action required of any other Person. (c) Vacancies created on the Board resulting from the death, disability, resignation or removal of any Manager shall be filled by the Member that appointed such Manager, with such appointment to become effective immediately upon delivery of written notice of such appointment to the other Members entitled to designate any Managers and the Company. Vacancies created on the Board resulting from the death, disability, resignation or removal of any other Managers who are not Managers appointed by any Member, if any, shall be filled by the Board. 4.3 Meetings of the Board. (a) The Board shall hold a regularly scheduled meeting at least once every calendar quarter or such other interval as decided by the Board at such place, date and time as the Board may designate. Special meetings of the Board may be called at any time by any Manager, specifying the matters to be discussed. (b) Notice of any meeting of the Board stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given to each Manager by telephone or email no less than three nor more than 10 days before the date of the meeting. Notice of any meeting may be waived by any Manager on behalf of such Manager and on behalf of any Manager by the Initial Member that appointed such Manager before or after the meeting. Presence at a meeting of the Board by a Manager shall constitute waiver of any deficiency of notice of such meeting by such Manager, unless such Manager objects, at the beginning of the meeting, to the transaction of any business thereat because such meeting was not called or convened in accordance with this Agreement. (c) The Board shall appoint or designate a secretary (the “Secretary”) for purposes of administering meetings of the Board, and such Secretary shall circulate to each Manager an agenda for each meeting of the Board not less than 48 hours in advance of any such meeting. Such agenda shall include any matters that any Manager may reasonably request be included on such agenda. (d) The presence in person or by proxy of a number of Managers equal to a majority of the total number of Managers on the Board at such time shall constitute a quorum for

17 the conduct of business at any meeting of the Board; provided, however, that, subject to the immediately succeeding sentence, so long as two Class B Managers are on the Board, one Class B Manager must be present in person or by proxy to establish a quorum. If a quorum is not present at any meeting of the Board, no business may be conducted at such meeting, and the Managers present shall adjourn the meeting and promptly give notice of when it will be reconvened in accordance with 4.3(b) (the “Second Meeting”). If a quorum is not present at the Second Meeting and the sole reason for such lack of quorum was the absence of the Class B Manager(s) (the “Absent Manager”), then such Absent Manager shall be deemed to have waived his or her attendance at the Second Meeting and a quorum can be found without his or her presence so long as a majority of the Managers then in office other than such Absent Manager are present; provided, that (x) any Reserved Matter shall not be taken at any such meeting without first obtaining the approvals required under 4.5 and (y) the lack of a quorum at the Second Meeting as described above, where a Reserved Matter is to be acted upon, shall be deemed to constitute the failure to obtain the requisite approval with respect to such Reserved Matter. (e) If any Manager is absent from a meeting of the Board or any vacancy on the Board remains unfilled by the Member (or group of Affiliated Members) entitled to appoint a Manager for such vacancy, then the Member (or group of Affiliated Members) entitled to appoint such Manager, respectively, may authorize another individual (who shall meet the criteria for designation as a Manager by the Member (or group) that appointed such Manager) to act for such Manager by proxy at any meeting of the Board by written notice to the Company. Additionally, each Member entitled to designate any Manager or each Manager appointed by the same Member (or group) and present at such meeting (or serving on the Board in the case of any written consent) shall, without the requirement to deliver any proxy, be entitled to cast a number of votes on all matters to be voted on or consented to by the Board equal to the total number of votes entitled to be cast by all Managers appointed (or entitled to be appointed) by the same Member (or group), divided by the total number of Managers appointed (or entitled to be appointed) by the same Member (or group) present at such meeting (or serving on the Board in the case of any written consent). All Managers appointed by the same Member (or group of Affiliated Members) shall vote their aggregating votes as a block. (f) Managers may participate in any meeting of the Board by means of a conference telephone or similar communications equipment or by other virtual means by which all Managers participating in such meeting may hear one another. Participation in any meeting of the Board pursuant to this 4.3(f) shall constitute presence in person at such meeting for purposes of 4.3(d) and shall constitute a waiver of any deficiency of notice of such meeting, unless such Manager objects, at the beginning of the meeting, to the transaction of any business at such meeting because such meeting was not called or convened in accordance with this Agreement. (g) Each Manager shall have one vote. The affirmative vote of at least a majority of the Managers shall be required to authorize any action by the Board and shall constitute the action of the Board for all purposes. (h) The Secretary or, if he or she is not present, any individual whom the Board may appoint, shall keep minutes of each meeting of the Board, which shall reflect all actions taken by the Board thereat.

18 (i) The Board may establish other provisions and procedures relating to the governance of its meetings that are not in conflict with the terms of this Agreement. (j) Each Manager shall be entitled to receive all information (including board minutes, board books and financial reports) that is made available to any Manager in such Person’s capacity as such. 4.4 Action Without a Meeting. Notwithstanding 4.3 but subject to 4.5, with respect to any matter requiring the approval or consent of the Board under this Agreement or the Act, the Board may take such action without a meeting, if a consent in writing, setting forth the action to be taken, shall be signed by the number of Managers of the Board required to take the actions contemplated by such consent; provided, that notice of the content of such action shall be provided to all Managers at least three Business Days prior to such action taking effect. 4.5 Reserved Matters. (a) The Board and the Company (including, for the avoidance of doubt, any Manager, officer, the Tax Representative, or any Designated Individual acting on behalf of the Company) shall not take any of the actions set forth on Exhibit B (each, a “Reserved Matter”) without the approval specified therein. (b) If the requisite approval of the Class B Members is not obtained with respect to a Reserved Matter within 10 Business Days after the presentation by the Company to Class B Member of such Reserved Matter (together with any information reasonably necessary to make the relevant determination) (a “Deadlock Matter”), then representatives of the Class B Members and the Class A Members shall attempt to resolve such Deadlock Matter at up to two consecutive meetings of such representatives both held within 10 Business Days after the occurrence of such Deadlock Matter. If such Deadlock Matter is not resolved at such consecutive meetings, then upon the written election of either Member, the Deadlock Matter shall be referred to the chief executive officers (or equivalent senior officers) of each Member or their Affiliates (or such other senior executive as is agreed between the Members) (it being understood that unless notified in writing by the other Member, such chief executive officers shall be George P. Sakellaris (on behalf of the Class B Members) and Jeffrey Lipson (on behalf of the Class A Members) (each, a “Senior Executive”)) for approval or disapproval of the Deadlock Matter. If the Senior Executives are unable to agree on a resolution of the Deadlock Matter within 15 Business Days after commencement of their discussions then such Deadlock Matter shall be deemed disapproved. 4.6 Officers; Designation and Election of Officers; Duties. (a) Subject to 4.5, the Board shall appoint from time to time individuals to serve as the officers of the Company and assign such officers’ titles (including President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Development Officer, General Counsel, Vice President, Secretary and Treasurer); [*****]. The initial officer of the Company shall be Michael Bakas as Chief Executive Officer. No officer of the Company shall have any rights or powers beyond the rights and powers granted to such officer by the Board.

19 (b) Any number of offices may be held by the same Person. Any officers so appointed shall have such authority and perform such duties as the Board, from time to time, may delegate to them in accordance with a delegation of authority adopted by the Board adopted (subject to the Reserved Matters set forth herein). Each officer shall hold office until his or her successor shall be duly appointed or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. (c) Any officer may resign at any time, subject to the terms of such officer’s employment agreement, if and to the extent applicable. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Board. Subject to 4.5, any officer may be removed as such, either with or without cause, at any time by the Board. Designation of any Person as an officer by the Board shall not in and of itself vest in such Person any contractual or employment rights with respect to the Company. (d) The officers, to the extent of their powers set forth in this Agreement or in resolutions of the Board, shall be agents of the Company for the purpose of the Company’s business, and the actions of the officers taken in accordance with such powers shall bind the Company. 4.7 Interested Party Transactions. Notwithstanding anything herein to the contrary: (a) any (i) entry into (other than the Transaction Documents), (ii) amendment, supplement or other modification to, or waiver or consent under, (iii) termination of, or the giving of any notice to extend or elect not to extend, or (iv) enforcement of any rights, or commencement, waiver, settlement or other disposition of any dispute under, any agreement of the Company or any of its Subsidiaries with an Interested Party (excluding this Agreement or any agreement in respect of a Company Sale to which the Company or any of its Subsidiaries may be party), (b) any consent, waiver or determination in connection with a Transfer, sale of property or assets, claim or other proceeding involving the Company or any of its Subsidiaries and any Interested Party or (c) any other action of the Company or any of its Subsidiaries in respect of an Interested Party (“Interested Party Transaction”), shall be approved by the prior affirmative vote or written consent of a majority of the disinterested Managers unless such Interested Party Transaction is as expressly approved in connection with an approval of the Business Plan or Operations and Development Budget or as otherwise approved by the Members. The disinterested Managers approving any action of the Company or its applicable Subsidiary pursuant to and in accordance with this 4.7 shall have the authority to cause the Company to take any action (including causing its applicable Subsidiary to take any such action) necessary to implement such approved action. Any approval of a matter by disinterested Managers appointed by the Initial Class B Member in accordance with this 4.7 shall also constitute approval of such matter as a Reserved Matter pursuant to 4.5(a).

20 ARTICLE V DISTRIBUTIONS; ACCOUNTING, TAX, FISCAL AND LEGAL MATTERS 5.1 Distributions. (a) Non-Liquidating Distributions. Subject to 5.1(d), 5.1(e) and Annex C, from and after the Closing but prior to a Deemed Liquidation Event, the Board shall cause the Company to distribute Net Operating Cash Flows on a quarterly basis. All distributions of Net Operating Cash Flows shall be made by the Company to the Members in the following order of priority (the “Distribution Waterfall”): (i) First, 48% to holders of Class A Units and 52% to holders of Class B Units until each such holder of Class B Units receives an amount with respect to its aggregate amount of Capital Contributions sufficient to achieve the Target IRR (inclusive of distributions made in satisfaction of the Target Cash Yield); and (ii) thereafter, to the holders of Class A Units, the Class B Units and the Profits Units, pro rata in proportion to the portion of Units held by such holders, after accounting for any adjustments thereto pursuant to 2.1(e). An illustrative example of the Distribution Waterfall is attached hereto as Exhibit D. If distributions pursuant to the Distribution Waterfall are insufficient to deliver an annual cash yield with respect to the aggregate amount of Capital Contributions made (as of the applicable annual period) by the Class B Members to the Company of [*****] (the “Target Cash Yield”), then the Board shall cause the Company to fund such shortfall from [*****] (to the extent available and then only to the extent required to achieve the Target Cash Yield) (it being agreed that to the extent any distributions received by the Class B Members are funded by [*****], the Class B Members shall be required to reinvest such distributions (but only to the extent funded by [*****]) in the Company, which reinvestment will not reduce the Class B Members’ Remaining Capital Commitment). For the avoidance of doubt, no such action taken pursuant to this 5.1 shall have any effect on the Members’ respective Membership Percentage. (b) Liquidating Distributions. If a Deemed Liquidation Event occurs, items of income, gain, loss, and deduction for the taxable year in which the distribution of the liquidation proceeds occurs shall be allocated to each Member, and the Capital Accounts of the Members shall be adjusted upward or downward (if needed, using gross income or loss) pursuant to the provisions of Article III of Annex B, and after taking into account all Capital Account adjustments for the taxable year of the Company during which a Deemed Liquidation Event occurs and after giving effect to all contributions, distributions and allocations for all periods, distributions of Net Operating Cash Flows shall be made by the Company to the Members in the following order of priority: (i) First, to the holders of Class B Units until each such holder receives an amount with respect to its aggregate amount of Capital Contributions made as of such Deemed Liquidation Event sufficient to achieve the Target IRR (including giving effect to any distributions made prior to such Deemed Liquidation Event pursuant to 5.1(a)); and

21 (ii) thereafter, to the holders of Class A Units, the Class B Units and the Profits Units, pro rata in proportion to the portion of Units held by such holders, after accounting for any adjustments thereto pursuant to 2.1(e). (c) Withholding. The Company is authorized to withhold from payments and distributions any taxes required to be withheld or paid under applicable federal, state, local or non-U.S. Law (any such taxes required to be so withheld or paid, including any Imputed Underpayments, “Tax Amounts”), and to pay over such Tax Amounts to the applicable Governmental Authority. Such Tax Amounts shall be allocated to those Members with respect to which the applicable taxes were withheld or paid, as determined by the Board in its reasonable discretion. All Tax Amounts so allocated to a Member (or withheld or paid by an entity in which the Company has directly or indirectly invested and that are allocable, in the reasonable discretion of the Board, to such Member) shall be treated as if such Tax Amounts were distributed to such Member under this Agreement. Each Member further agrees, at the election of the Board, and to the extent such Tax Amounts have not been offset against amounts otherwise distributable to such Member under this Agreement, to indemnify the Company in full for any Tax Amounts allocated to such Member and paid pursuant to this 5.1(c) (including any interest, penalties and expenses associated with such payments), and each Member shall promptly upon notification of an obligation to indemnify the Company pursuant to this 5.1(c) make a cash payment to the Company equal to the full amount to be indemnified. This 5.1(c) shall survive the dissolution, winding-up and termination of the Company and each Member’s obligation to indemnify the Company pursuant to this 5.1(c) and to otherwise comply with the provisions of this 5.1(c) shall survive the Member’s ceasing to be a Member of the Company. Notwithstanding anything to the contrary in this 5.1(c), prior to allocating any Tax Amount to a particular Member, the Board shall consult with such Member in good faith and provide such Member with a reasonable opportunity to provide such forms or other documentation as may establish an exemption from, or reduction of, the applicable taxes. (d) No Obligation to Return Cash or Property. The Members hereby consent and agree that, except as expressly provided herein or required by applicable Law, no Member shall have an obligation to return cash or other property paid or distributed to such Member under Section 18-502(b) of the Act or otherwise. (e) Tax Distributions. (i) Generally. If the amount distributed to a Member pursuant to this 5.1 in respect of a Fiscal Year is less than that Member’s Assumed Tax Liability (as defined below), the Company shall, to the extent (x) permitted under the Company’s and its Subsidiaries’ agreements for indebtedness for borrowed money or credit facilities and (y) of Net Operating Cash Flows, cause to be distributed an amount of Net Operating Cash Flows to the Members, pro rata to the Members in proportion to their Membership Percentages, such that each Member receives distributions of Net Operating Cash Flows in respect of the Fiscal Year in an amount equal to the Member’s Assumed Tax Liability (each such distribution, a “Tax Distribution”). Except as provided in 5.1(e)(iv), all Tax Distributions shall be made pro rata in accordance with Membership Percentages. Any Tax Distribution made to a Member under this 5.1(e) shall, for all purposes of this

22 Agreement, be treated as having been made, and shall reduce future amounts otherwise distributable to such Member, under 5.1. (ii) Assumed Tax Liability. A Member’s “Assumed Tax Liability” for a Fiscal Year means an amount equal to the product of: (A) the amount of net taxable income and gain allocated to that Member in the Fiscal Year; multiplied by (B) the highest combined effective U.S. federal, state, and local marginal rate of tax applicable to the type or types of income or gain allocated to them when recognized by a corporation resident in New York, New York (or such other rate as the Company determines from time to time) for the Fiscal Year (such tax rate, the “Assumed Tax Rate”). The Company shall use the same Assumed Tax Rate for all Members. (iii) Timing of Distributions. If reasonably practicable, and as the Company deems appropriate, the Company shall make distributions of estimated Tax Distributions for a Fiscal Year of the Company on a quarterly basis to facilitate the payment of quarterly estimated income taxes, taking into account amounts previously distributed in respect of that Fiscal Year under this 5.1(e)(iii). Not later than 75 days after the end of the Fiscal Year, the Company shall make a final Tax Distribution in an amount sufficient to fulfill the Company’s obligations under 5.1(e)(i). (iv) Impact of Insufficient Net Operating Cash Flows. If the amount of Tax Distributions to be made exceeds the amount of the Net Operating Cash Flows, the Tax Distribution to which each Member is entitled shall be reduced in proportion to the amount the Members would have received had there been sufficient Net Operating Cash Flows (each Member’s share of that reduction, the Member’s “Tax Distribution Shortfall Amount”). Any Tax Distribution Shortfall Amount of a Member shall be carried forward to subsequent Fiscal Years and shall be distributed when and to the extent that the Company has sufficient Net Operating Cash Flows, and the distribution of any Tax Distribution Shortfall Amount shall, for all purposes of this Agreement, be treated as a Tax Distribution. 5.2 Allocations. Allocations of income, gain, loss, deduction, and credit for all tax purposes shall be made in accordance with the Tax Annex. 5.3 Fiscal Year. The fiscal year of the Company shall end on December 31 of each year or on such other day as may be fixed from time to time by resolutions of the Board, subject to 4.5 and applicable Law (each, a “Fiscal Year”). To the extent any computation or other provision hereof provides for an action to be taken on a Fiscal Year basis, an appropriate proration or other adjustment shall be made in respect of the first or final Fiscal Year to reflect that such period is less than a full calendar year period. 5.4 Bank Accounts. In the absence of instructions from the Board to the contrary, the Chief Financial Officer of the Company (or another officer of the Company to whom the Chief Financial Officer has delegated such authority) shall determine the institution or institutions at

23 which the Company’s bank accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein. The Company shall establish and maintain one or more separate bank or investment accounts for Company funds in the Company’s name, and Company funds may not be comingled with any funds that belong to other Persons. 5.5 Books of Account and Other Information. The Company shall prepare and maintain, at its principal place of business, books of account that shall show a true and accurate record of all costs and expenses incurred, all charges made, and all credits made and received and all income derived in connection with the operation of the Company’s business in accordance with GAAP and this Agreement. The books of account of the Company shall be audited as of the end of each Fiscal Year by the Auditor. ARTICLE VI TRANSFER RESTRICTIONS 6.1 Restrictions on Transfers. (a) No Member shall directly or indirectly Transfer (or permit to be Transferred) all or any portion of its Units (including, for the avoidance of doubt, any direct or indirect pledge by a Member to a lender or other financing party of such Member’s Units or any direct or indirect equity interests of such Member during the Lock-Up Period), except as permitted pursuant to 6.1(b): (b) Subject to 6.1(c) and 6.1(e), the following direct or indirect Transfers of Units are permitted hereunder at any time: (i) any Transfer of any or all of the Units held by such Member to any Affiliate of such Member (or, solely in connection with a liquidating distribution of such Member, any equityholder of such Member); (ii) any Transfer of the equity interests of a Class B Member or any parent entity of a Class B Member, so long as HASI (or a wholly owned Subsidiary thereof) retains at least a [*****] direct or indirect ownership interest in such Class B Member and HASI (or a wholly owned Subsidiary thereof) remains the contracted asset manager of such Class B Member, the transferee is not a Disqualified Transferee; (iii) with respect to any Class B Member or Class A Member, any Transfer of equity interests of such Member’s Parent, subject to 6.5 in the case of such a Transfer by any Class A Member. (each of the foregoing, a “Permitted Transfer” and each such transferee, a “Permitted Transferee”); (iv) Following the Lock-up Period: (A) any Transfer of any or all of its Units held by such Class B Member to any other Person or group of Persons in accordance with 6.2;

24 (B) any Transfer of any or all of the Units held by such Class A Member to any other Person or group of Persons in accordance with 6.3; (C) any Transfer of any or all of the Units held by such Member to any other Person or group of Persons in accordance with 6.4; and (D) any pledge by a Class A Member or Class B Member (in each case, either directly or indirectly) to a lender or other financing party of such Member’s Units or any direct or indirect equity interests of such Member and any Transfer to such lender or other financing party of any such pledged membership interests upon a foreclosure in respect of the applicable financing if such foreclosing lender or other financing party is not a Disqualified Transferee; provided, that, with respect to any pledge by a Class A Member, upon any such foreclosure or other exercise of remedies by a lender or other financing party, the transferred Units must be subsequently Transferred to a Permitted Transferee that is a Qualified Operator within [*****] of such foreclosure or other exercise of remedies, and during such period of time that such Units are held by a lender or other financing party, such Units shall automatically convert to a passive economic interest only, with all voting, consent, approval, and other governance rights suspended and of no force or effect for so long as such lender or other financing party holds such Units, and such rights shall be reinstated only upon a subsequent Transfer to a Permitted Transferee that is a Qualified Operator. (c) Notwithstanding anything to the contrary set forth herein, no Transfer shall be made: (i) except in compliance with all applicable Law, and, if such Transfer requires the approval of any Governmental Authority, following receipt of all regulatory approvals from any Governmental Authority under a Specified Regulatory Regime or any other material regulatory approvals required to consummate such Transfer; (ii) if such Transfer (A) would occur before the end of the Recapture Period in respect of any Project to a Disqualified Person (other than a Permitted Transfer pursuant to 6.1(b)(ii)), (B) would occur during the Section 45Z Period to a Related Party, (C) would result in the Company incurring any liability under Section 1446(f) of the Code, (D) would result in the Company being treated as other than a partnership for federal income tax purposes or being treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code, or (E) would cause all or a portion of any of the assets held by the Company or any of its Subsidiaries to become “tax-exempt use property” within the meaning of Section 168(h) of the Code; provided, that, solely with respect to subclause (A) and subclause (B) of this 6.1(c)(ii), a Transfer shall not be restricted by such subclause (A) and subclause (B) if such Transfer would result, directly or indirectly, in a recapture, loss, reduction, disallowance, or denial of no more than a de minimis percentage of any tax credit or any other tax benefit claimed, or claimable, in respect of any Project by any Person absent such Transfer (as determined in good faith by the Tax Representative); provided, further, that, with respect to any Transfer made pursuant to the immediately preceding proviso, the Transferring Member shall indemnify

25 and hold harmless the non-Transferring Members for any and all losses and damages incurred by such non-Transferring Members as a result of such Transfer; (iii) if such Transfer would cause the Company to be required to register as an investment company under the Investment Company Act of 1940; (iv) if such Transfer would be to a (x) Disqualified Transferee, (y) Company Competitor (or an Affiliate thereof) or an RNG Industry Participant (other than a Permitted Transfer pursuant to 6.1(b)(iv)(C), 6.1(b)(ii) or 6.1(b)(iii)) (provided, however, that a Transfer to an RNG Industry Participant shall not be restricted by the foregoing clause (y) so long as the Units so transferred are held by such RNG Industry Participant solely as a passive economic investment) or (z) Person that is, or whose Affiliate is, then a party adverse in any pending or threatened (in writing or other reasonably satisfactory evidence of such threat) action, suit or proceeding against the Company or any Member or an Affiliate thereof (other than a Permitted Transfer pursuant to 6.1(b)(iv)(C) and 6.1(b)(ii) or 6.1(b)(iii)) (provided, however, that no Person that is an investment fund, an institutional investor or similar vehicle or is managed or advised by an investment fund, an institutional investor or similar vehicle shall be subject to the foregoing clause (x) or the foregoing clause (y) solely as a result of such Person’s or its Affiliate’s ownership of an investment in a Person described in the foregoing clause (x) or the foregoing clause (y)); or (v) if such Transfer would reasonably be expected to give rise to any material incremental tax liability to the Company or any of the non-Transferring Members (other than a Permitted Transfer pursuant to 6.1(b)(ii)). (d) Prior to the direct Transfer of any Equity Security in the Company, the proposed transferee shall deliver to the Tax Representative an IRS Form W-9, or other similar documentation or forms as the Tax Representative reasonably requests, in each case, in form and substance reasonably satisfactory to the Tax Representative. (e) Notwithstanding anything to the contrary in this Agreement, including this 6.1: (i) Until the Class B Members’ Remaining Capital Commitment has been reduced to $0, with respect to any Transfer of Units by a Class B Member (or any direct or indirect parent thereof) to a Permitted Transferee pursuant to 6.1(b)(i) and 6.1(b)(ii), such Transfer shall not be effective unless, prior to or concurrently with such Transfer, (i) the proposed Permitted Transferee (or its direct or indirect parent entity, as applicable) has a Tangible Net Worth of at least $[*****]or (ii) the Guaranty remains in place or the proposed Permitted Transferee provides an equity commitment letter, fund guaranty, or other form of credit support reasonably acceptable to the Class A Members, in each case, securing the full and timely funding of such Remaining Capital Commitment when called. The transferring Class B Member shall provide the Class A Members with such information as may be reasonably requested to evaluate the Tangible Net Worth of the proposed Permitted Transferee. If the Class A Members determine reasonably and in good faith that the proposed Permitted Transferee does not satisfy the

26 Tangible Net Worth requirement and no acceptable credit support is provided or the Guaranty is not maintained, such Transfer shall not be a Permitted Transfer for purposes of this Agreement; and (ii) no Transfer restrictions set forth herein will limit (x) any Transfer of equity interests of any Member’s Parent or (y) any transaction or series of related transactions that would constitute a Change of Ameresco Control. 6.2 Right of First Offer. (a) Following the Lock-up Period and prior to the applicable Class B Member receiving an aggregate amount of distributions pursuant to 5.1(a)(i) with respect to the aggregate amount of its Capital Contributions sufficient to achieve the Target IRR on such aggregate amount of its Capital Contribution, if any Class B Member proposes to Transfer all or a portion of such Class B Member’s Class B Units (such Class B Units, the “ROFO Offered Units” and such Member, the “ROFO Selling Member”) in an arm’s-length transaction or series of related transactions (whether by way of purchase agreement, tender offer, merger, consolidation, business combination or other similar transaction, and whether on its own initiative or in response to an offer) to any Person or group of Persons other than a Permitted Transferee or as a Tag-Along Member in a Tag-Along Sale pursuant to 6.4, then the ROFO Selling Member shall deliver written notice to each other Member (each, an “Eligible Member”) (it being understood, for the avoidance of doubt, that if any Eligible Member is (x) a Class B Member, then no other Class B Member shall constitute an Eligible Member in respect of such transaction or (y) a Class A Member, then no other Class A Member shall constitute an Eligible Member in respect of such transaction) no later than [*****]before the proposed closing date of such Transfer (such notice, a “ROFO Notice” and such Transfer, a “ROFO Transfer”), [*****]. The date that the ROFO Notice is received by the Eligible Members shall constitute the “ROFO Notice Date.” Such ROFO Notice shall specify the following: (i) the proposed closing date of the ROFO Transfer; (ii) [*****] (iii) [*****]. (b) Each Eligible Member shall have up to [*****] after the ROFO Notice Date (such [*****], the “ROFO Expiration Date”) to notify the ROFO Selling Member of its binding intent to purchase all, but not less than all, of the ROFO Offered Units by delivering a written notice (the “ROFO Acceptance Notice”) on the terms and conditions substantially consistent in all material respects with those set forth in the ROFO Notice. The delivery of a ROFO Acceptance Notice under this 6.2 shall constitute an irrevocable commitment to purchase such ROFO Offered Units, on the terms and conditions of the ROFO Acceptance Notice. If such Eligible Member does not deliver a ROFO Acceptance Notice by such date, it will be deemed to have elected not to purchase any of the ROFO Offered Units. (c) If an Eligible Member does not deliver a ROFO Acceptance Notice in accordance with 6.2(b), the ROFO Transfer to the proposed transferee shall be consummated as soon as practicable following the ROFO Expiration Date, but in any event within [*****]

27 following the ROFO Notice Date; provided that such [*****]period shall be extended to obtain any regulatory approvals as may be reasonably necessary to effect such Transfer; provided, further, that the price for the ROFO Transfer to the transferee is a price not less than the Offer Price and the other terms and conditions of such ROFO Transfer are not materially less favorable to the ROFO Selling Member than those set forth in the ROFO Notice. If the ROFO Offered Units are not so Transferred during such [*****] period (as may be extended to obtain any regulatory approvals as may reasonably necessary to effect such Transfer), then the ROFO Selling Member shall not Transfer any of such ROFO Offered Units without complying again in full with the provisions of this Agreement, including this 6.2. (d) If an Eligible Member delivers a ROFO Acceptance Notice in accordance with 6.2(b), the Board shall thereafter set a reasonable place and time for the closing of the purchase and sale of the ROFO Offered Units, which shall be not more than [*****] after the ROFO Expiration Date (or, if later, solely to the extent that regulatory approvals are required for such issuance, [*****] after receipt thereof) unless otherwise agreed by all of the Parties to such transaction (such period, the “ROFO Closing Period”). Subject to obtaining any regulatory approvals as may be reasonably necessary to effect the purchase of the ROFO Offered Units, such Eligible Member shall pay in full the Offer Price by wire transfer of immediately available funds to an account specified by the ROFO Selling Member. The ROFO Selling Member shall cooperate with the Eligible Member electing to purchase the ROFO Offered Units to obtain any regulatory approvals as may be reasonably necessary to effect the purchase of the ROFO Offered Units. The Eligible Member electing to purchase the ROFO Offered Units in accordance with this 6.2, if agreed by the proposed transferee of such ROFO Offered Units, shall be entitled to receive customary representations and warranties regarding such sale and receive a customary release of claims and such other evidence, including applicable inheritance and estate tax waivers, as may be reasonably necessary (in the electing Eligible Member’s judgment, as applicable) to effect the purchase of the ROFO Offered Units. If an Eligible Member fails to deliver a ROFO Acceptance Notice with respect to a particular proposed Transfer, such failure shall not constitute a waiver of such Eligible Member’s right to exercise its rights pursuant to this 6.2 for subsequent proposed Transfers. (e) Notwithstanding the foregoing, if (i) each Eligible Member fails to elect to purchase all of the ROFO Offered Units on or prior to the ROFO Expiration Date or (ii) the closing of the purchase and sale of the ROFO Offered Units is not consummated within the ROFO Closing Period (and the ROFO Selling Member has fully complied with the provisions of this 6.2) due to a breach by such Eligible Member of this 6.2, then, in either case, such Eligible Member shall not have the right to purchase any of the ROFO Offered Units and the ROFO Selling Member may Transfer to one or more third parties all, but not less than all, of the ROFO Offered Units within [*****]after the ROFO Closing Period so long as the terms of such Transfer to one or more third parties is on terms that are not (as a whole) more favorable to any such third party than the terms set forth in the ROFO Notice. If the ROFO Offered Units are not so Transferred within the applicable [*****] period, the ROFO Selling Member may not sell any of the ROFO Offered Units without again complying in full with the provisions of this 6.2. (f) This 6.2 shall terminate in its entirety upon consummation of an IPO.

28 6.3 Drag-Along Right. (a) If, following the Lock-up Period and subject to the proviso at the end of this sentence, the Class A Members (in such capacity, collectively, the “Initiating Unitholder”) desire to effect a Company Sale (whether in a single transaction or series of related transactions, and whether by merger, consolidation, business combination or other similar transaction) to any Person or group of Persons that is not a Permitted Transferee of the Initiating Unitholder, then, at the option of the Initiating Unitholder, the other Members (the “Dragged Unitholders”) shall be required, subject to receipt of a Drag Notice (as defined below) and a contemporaneous sale by the Initiating Unitholder of its Units to the purchaser, to sell all or their respective portion, as applicable, of their respective Units; provided, that such sale shall have been approved pursuant to 4.5 unless, subject to 2.1(b)(iii), the proceeds of the Drag Transaction are sufficient [*****] (the “Drag Transaction”) (it being understood that the Class A Members shall be permitted to reallocate the proceeds distributable with respect to any Drag Transaction with respect to the Class A Members’ Units to the extent necessary to cause the amounts distributable with respect to the Units held by the Class B Members to exceed the thresholds set forth in this proviso and to accordingly consummate such Drag Transaction without regard to any provision of 4.5 to the contrary). Prior to consummating any Drag Transaction, the Initiating Unitholder shall provide the Company and the Dragged Unitholders with written notice not less than [*****] prior to the date on which the Initiating Unitholder expects to enter into definitive agreements to consummate the Drag Transaction, identifying the purchaser, the proposed amount and form of the Drag Consideration (as defined below) and all other material terms and conditions of the Transfers to be made pursuant to the Drag Transaction, including the expected closing date of the Drag Transaction (a “Drag Notice”). If the terms and/or conditions set forth in the Drag Notice are thereafter amended in any respect, the Initiating Unitholder shall give written notice of the amended terms and conditions of the proposed Drag Transaction to each Dragged Unitholder. (b) The consideration to be received by each Dragged Unitholder in the Drag Transaction shall be in the same form as, and the terms and conditions of such sale shall be the same (other than aggregate price, but at the same price per Unit) as, those offered to the Initiating Unitholder, subject to the limitations set forth in 6.3(c); provided, however, that the consideration payable to the Initiating Unitholder and the Dragged Unitholders in connection with the Drag Transaction shall be allocated as described in 6.3(d). (c) In connection with the Drag Transaction, each Dragged Unitholder will agree to make or agree to the same customary representations, covenants, indemnities and agreements as the Initiating Unitholder; provided, however, that each Dragged Unitholder (i) need only give representations or warranties (severally and not jointly) with respect to matters related solely to such Dragged Unitholder and its ownership of its Units (such as representations regarding title, capacity, due authorization, legal proceedings, absence of conflicts, consents and brokers) and (ii) shall be required to economically bear no more than its pro rata portion (based on proceeds received by such Dragged Unitholder as compared to proceeds received by all Members) of any indemnification or escrow obligation (which shall be several and not joint) with respect to representations, warranties and covenants of any Person other than such Dragged Unitholder (which shall not in any event exceed the net proceeds received by such Dragged Unitholder in such transaction); provided, that no Dragged Unitholder shall be obligated (A) to incur liability to any Person in connection with such Drag Transaction other than an indemnity

29 that is no greater than the lesser of (1) its pro rata portion of such liability base on the proceeds to be realized by such Dragged Unitholder and (2) the proceeds realized by such Dragged Unitholder in such sale, except with respect to claims related to fraud or willful breach by such Dragged Unitholder, (B) to enter into any non-solicitation or non-competition covenant or agreement (or other similar agreement) or (C) accept its consideration in a form other than cash or marketable securities in connection with the Drag Transaction. On the date of the Drag Transaction, each Member shall deliver a certificate or certificates (to the extent certificated) for all of such Member’s Units to be transferred in the sale, duly endorsed for transfer with signatures guaranteed, to the prospective purchaser in the manner and at the address specified by such purchaser against delivery of the purchase price therefor. The Initiating Unitholder shall pay the costs of a Drag Transaction. For purposes of this 6.3, costs incurred by the Class B Members in exercising reasonable efforts to take all actions in connection with the consummation of a Drag Transaction in accordance with this 6.3 shall be deemed to be for the benefit of all Members, including the reasonable attorneys’ fees and charges for one legal counsel retained by the Class B Members in connection with such Drag Transaction. (d) Subject to the proviso in the first sentence of 6.3(a), the aggregate consideration (the “Drag Consideration”) in the Drag Transaction shall be allocated among the Initiating Unitholder and the Dragged Unitholders, such that the Initiating Unitholder and each Dragged Unitholder receives the amount that would be distributed to such Member pursuant to 5.1(b) in respect of such Member’s Units to be Transferred in the Drag Transaction if the cash value of 100% of the Units (as implied by the Drag Consideration) were distributed in accordance with the order and priority set forth in 5.1(b) at the time of the closing of the Drag Transaction. (e) The Initiating Unitholder shall, in its sole discretion, decide whether or not to consummate, postpone or abandon any Drag Transaction. No Member shall have any liability to any other Member or the Company arising from, relating to or in connection with the consummation, postponement, abandonment or the terms and conditions of any Drag Transaction, regardless of whether the Initiating Unitholder has delivered a Drag Notice, except to the extent such Member shall have failed to comply with the provisions of this 6.3. (f) This 6.3 shall terminate in its entirety upon consummation of an IPO. 6.4 Tag-Along Right. (a) If (i) following the Lock-up Period and (ii) in compliance with 6.2 (as applicable), any Member proposes to Transfer all or any portion of its Units to any Person or group of Persons (the “Proposed Transferee”), then each other Member (such Member in such capacity, a “Tag-Along Member”) shall be permitted to participate in such Transfer (a “Tag- Along Sale” and the transferring Member, the “Selling Member”) on the terms and conditions set forth in this 6.4 (it being understood, for the avoidance of doubt, that if any Tag-Along Member is (x) a Class B Member, then no other Class B Member shall constitute a Tag-Along Member in respect of such transaction or (y) a Class A Member, then no other Class A Member shall constitute a Tag-Along Member in respect of such transaction). Notwithstanding the foregoing, (i) neither the Class A Member nor its Affiliates shall be permitted to participate as a Tag-Along Member with respect to a Transfer by the Class B Member (as a Selling Member)

30 unless and until such Class B Member has received [*****], (ii) this 6.4 shall apply to (x) any direct Transfer of the Company’s Equity Securities, (y) any direct Transfer of Equity Securities in any Person that holds the Company’s Equity Securities and (z) any Transfer of Equity Securities of any Person that has a direct or indirect interest in the Equity Securities of the Company, except that this clause (ii)(z) shall not apply with respect to any Person that owns material assets or liabilities unrelated to its holdings in the Company and (iii) this 6.4 shall not apply to any Transfer of the Equity Securities of any Member’s Parent. (b) Prior to the consummation of any Tag-Along Sale, the Selling Member shall deliver to the Company and each other Member a written notice (a “Sale Notice”) of the proposed Tag-Along Sale. In no event may the Tag-Along Sale be consummated until the [*****] following the delivery of the Sale Notice. The Sale Notice shall make reference to the Tag-Along Members’ rights hereunder and shall describe in reasonable detail: (i) the number of Units to be Transferred by the Selling Member (and the total number of Units then owned by the Selling Member), (ii) the identity of the Proposed Transferee, (iii) the per Unit purchase price and other material terms and conditions of the proposed Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof and in the event the Tag-Along Sale is in connection with a transaction in which the Selling Member or its Affiliates is Transferring assets in addition to Units, the total purchase price for such assets and the value that is allocated to the Units, (iv) the proposed date and time of Transfer, if known, and (v) a copy (if available) of any definitive documentation executed or proposed to be executed in connection therewith. (c) Exercise of Tag-Along Right. (i) Upon receipt of the Sale Notice, each Tag-Along Member shall have until the end of the [*****] following such receipt to elect to participate in the Tag- Along Sale by delivering a written notice (such notice, a “Tag-Along Notice” and such [*****] period, the “Tag-Along Offer Period”) to the Selling Member and the Company stating that it offers to sell Units on the terms specified in the Sale Notice and specifying the number of Units offered to be sold by it. Any such Tag-Along Notice so delivered shall be irrevocable and, to the extent such offer is accepted, shall be binding and shall obligate the applicable Tag-Along Member to sell in the Tag-Along Sale on the terms and conditions set forth in the Sale Notice and in accordance with this 6.4. Each Tag-Along Member shall have the right to sell in a Tag-Along Sale up to the number of Units equal to the product obtained by multiplying (A) the number of Units held by the Tag-Along Member by (B) a fraction determined by dividing (x) the number of Units the Selling Member proposes to Transfer to the Proposed Transferee by (y) the number of Units then owned by such Selling Member. (ii) The Selling Member shall use its commercially reasonable efforts to obtain the agreement of the Proposed Transferee to the participation of each Tag- Along Member in any contemplated Transfer and to include in the proposed sale to the Proposed Transferee all of the Units that the Tag-Along Members have requested to have included pursuant to the applicable Tag-Along Notices, it being understood that the Proposed Transferee shall not be required to purchase Units in excess of the number of Units proposed to be Transferred in the Sale Notice. In the event the Proposed Transferee

31 elects to purchase less than all of the Units sought to be Transferred by the Tag-Along Members, the aggregate number of Units to be Transferred to the Proposed Transferee by the Selling Member and each Tag-Along Member shall be reduced so that each such Member (including, for the avoidance of doubt, the Selling Member) is entitled to sell its Tag-Along Pro Rata Portion of the number of Units the Proposed Transferee elects to purchase. For the purposes of this 6.4, “Tag-Along Pro Rata Portion” shall mean, with respect to any Member, a fraction determined by dividing (A) the number of Units sought to be Transferred by such Member in such Tag-Along Sale by (B) the aggregate number of Units sought to be Transferred by all of the Members (including, for the avoidance of doubt, the Selling Member) in such Tag-Along Sale. If the number of Units to be sold by the Tag-Along Member is adjusted pursuant to this 6.4(c)(ii), such Tag-Along Member shall have the right to revoke its election to participate in the contemplated Transfer pursuant to 6.4(c)(i). (iii) Each Tag-Along Member who does not deliver a Tag-Along Notice in compliance with clause (i) above shall be deemed to have waived all of such Tag-Along Member’s rights to participate in such Tag-Along Sale, and the Selling Member shall (subject to the rights of any other Tag-Along Member which have been validly exercised) thereafter be free for a period of [*****] following the end of the Tag- Along Offer Period to Transfer to the Proposed Transferee its Units at a per Unit price that is no greater than the per Unit price set forth in the Sale Notice. (d) Each Tag-Along Member participating in a Tag-Along Sale shall receive the same consideration per Unit as the Selling Member before deductions of any tax or other amounts required to be withheld under applicable Law. (e) In connection with the Tag-Along Sale, each Tag-Along Member will agree to make or agree to the same customary representations, covenants, indemnities and agreements as the Selling Member; provided, however, that each Tag-Along Member (i) need only give representations or warranties (severally and not jointly) with respect to matters related solely to such Tag-Along Member and its ownership of its Units (such as representations regarding title, capacity, due authorization, legal proceedings, absence of conflicts, consents and brokers) and (ii) shall be required to economically bear no more than its pro rata portion (based on proceeds received by such Tag-Along Member as compared to proceeds received by all Members) of any indemnification or escrow obligation (which shall be several and not joint) with respect to representations, warranties and covenants of any Person other than such Tag- Along Member (which shall not in any event exceed the net proceeds received by such Tag- Along Member in such transaction); provided, that no Tag-Along Member shall be obligated (A) to incur liability to any Person in connection with such Tag-Along Sale other than an indemnity that is no greater than the lesser of (1) its pro rata portion of such liability base on the proceeds to be realized by such Tag-Along Member and (2) the proceeds realized by such Tag-Along Member in such sale, except with respect to claims related to fraud or willful breach by such Tag-Along Member, or (B) to enter into any non-solicitation or non-competition covenant or agreement (or other similar agreement). (f) Each participating Tag-Along Member shall take all actions as may be reasonably necessary to consummate the Tag-Along Sale, including entering into agreements and

32 delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates and instruments being delivered by the Selling Member or as may be reasonably requested by the Selling Member or the Company in order to carry out the terms and provisions of this 6.4. (g) The Selling Member shall, in its sole discretion, decide whether or not to consummate, postpone or abandon any Tag-Along Sale. No Member shall have any liability to any other Member or the Company arising from, relating to or in connection with the consummation, postponement, abandonment or the terms and conditions of any Tag-Along Sale except to the extent such Member shall have failed to comply with the provisions of this 6.4. (h) This 6.4 shall terminate in its entirety upon consummation of an IPO. 6.5 Call Option. (a) Upon a Change of Ameresco Control with respect to the Class A Members, the Class A Members shall promptly (and in any event, within [*****]) deliver written notice of such to the Class B Members. Within [*****] after any such Change of Ameresco Control (the “Call Option Exercise Period”), each Class A Member shall have the option, in its sole discretion, to acquire from the Class B Members, all, and not less than all, of the Units held by such Class B Members (such option, the “Call Option”) in exchange for, [*****]. The Call Option may be exercised by any Class A Member during the Call Option Exercise Period by providing written notice (the “Call Option Notice”) to the Class B Members following receipt by the Class A Member’s Parent or its applicable Affiliate of a bona fide request from the counterparty in the proposed Change of Ameresco Control that such counterparty desires the Call Option to be exercised. Such Call Option Notice must be delivered prior to expiration of the Call Option Exercise Period. If, at the expiration of the Call Option Exercise Period, no Class A Member shall have delivered a Call Option Notice, the Class A Members shall be deemed to have waived all of their rights under this 6.5 with respect to the exercise of the Call Option; provided, that any Call Option Notice delivered by a Class A Member shall be deemed to be effective with respect to each other Class A Member. (b) At the closing of the consummation of the Call Option, the acquiring Class A Members shall pay, or cause to be paid, to each Class B Member the Call Purchase Price, on a pro rata basis, in respect of the aggregate amount of Capital Contributions made by each Class B Member by wire transfer of immediately available funds to an account designated by each Class B Member and each Class B Member shall deliver a signature page to a transfer document, which shall be executed by an authorized representative of the Class B Members, transferring its Units to the acquiring Class A Members free and clear of all encumbrances. The Call Purchase Price proceeds will be paid by the Class A Members to the account(s) designated in writing by the other Members. Notwithstanding anything herein to the contrary, but without limiting other circumstances in which the Class A Members’ rights under this 6.5 may terminate, if no Class A Member delivers a Call Option Notice prior to the expiration of the Call Option Exercise Period and the Class A Members fail to consummate the Call Option by the date that is the earlier of (i) [*****] following the date on which the Call Purchase Price is finally determined (subject to extension for receipt of required regulatory approvals) or (ii) [*****] following the last day of the Call Option Exercise Period, the Class A Members shall be deemed to have waived all of

33 their rights under this 6.5 with respect to the Call Option, unless the failure to consummate the Call Option is due to a breach by any Class B Member of its obligations under this 6.5. (c) Each Class A Member agrees that, with respect to a Drag Transaction or the Call Option, it and its Affiliates shall not, directly or indirectly, structure, effect or permit any transaction or series of related transactions the primary purpose or reasonably foreseeable effect of which is to circumvent or frustrate the economic intent of this Agreement, including by enabling such Class A Member or any of its Affiliates to realize value attributable to the Company at a valuation or on terms more favorable than those made available to the Company or the other Member(s) in connection with the negotiation and consummation of a Drag Transaction or the Call Option. 6.6 Additional Members. (a) Except as set forth in 2.1(d) and 2.1(e), no Person shall be admitted as an additional Member of the Company except as expressly permitted by this Agreement (including 6.6(b)) or with the prior written consent of each of the Members. (b) In connection with (i) any direct Transfer of record ownership of Units, (ii) a Third-Party Default Contribution, (iii) a Capital Contribution from any non-Member third party that occurs after the end of the Availability Period, or (iv) any issuance of Units to a third party approved by the Board (subject to the Reserved Matters set forth herein), each Person that becomes a record holder of Units in accordance with, and to the extent permitted by, the terms of this Agreement (including any Transfer pursuant to 6.1(a)), in each case that is not already a Member, shall execute and deliver this Agreement or a counterpart of this Agreement and agree in writing to be bound by the terms and conditions of this Agreement that were applicable to the Transferor with respect to the Units Transferred (including the restrictions on Transfer contained in this Article VI) and shall thereupon be admitted as an additional Member of the Company (an “Additional Member”); provided, that upon the direct Transfer of any Units, the Company shall amend Exhibit A to reflect such Transfer, and any revision to Exhibit A made in accordance with this 6.6 shall be deemed not to be an amendment to this Agreement for the purposes of 10.2 and no action of any Member shall be required for the Company to amend or update Exhibit A. (c) Each Additional Member shall be named as a Member on Exhibit A. Unless and until admitted as an Additional Member, a Transferee of any Units, or a recipient of any newly issued Units or other Equity Securities of the Company, shall have no powers, rights or privileges of a Member of the Company. (d) Following any direct Transfer of record ownership of Units in accordance with this 6.6, the Transferee thereof shall be treated as having made all of the Capital Contributions in respect of, and received all of the distributions received in respect of, such Units on or prior to the date of such Transfer, and shall receive allocations and distributions in respect of such Units as if such Transferee had been a Member from the date of such Transfer. (e) The Secretary and the Company shall maintain books for the purpose of registering the Transfer of record ownership of Units. Upon a direct Transfer of any record ownership of Units, the Transferor thereof shall notify the Company so that such Transfer may

34 be registered by the Secretary in the books and records of the Company. A direct Transfer of any record ownership of Units shall be effective upon the satisfaction of the conditions to Transfer set forth herein and the Company shall promptly thereafter complete registration of the Transfer in the books and records of the Company. (f) Notwithstanding anything to the contrary set forth herein, any obligations or rights of, and references to, a named Member or such Member’s Units shall apply to the respective Permitted Transferees of such Members that become Additional Members and such Additional Members’ Units in accordance with the terms of this Agreement, and it shall be a condition to any such Transfer that such Permitted Transferee be bound to all of terms applicable to such named Member hereunder; provided, however, that the right to designate Managers may not be Transferred by a Member to a non-Affiliate third party of such Member without the prior written consent of the Class A Members and the Class B Members. (g) Without the prior written consent of all the Members, in no event shall any Person be admitted as Additional Member of the Company if such admittance will cause the Company to have more than 10 Members, excluding any issuance of Profits Units. 6.7 Termination of Member Status. Any Member that directly Transfers all of its Units shall immediately cease to be a Member and shall no longer be a party to this Agreement (in its capacity as a Member) and Exhibit A shall be updated to eliminate such Person therefrom; provided, that such Member (a) shall not thereby be relieved of liability for any breach of this Agreement prior to such time or from any obligation under this Agreement other than its capacity as a Member; (b) shall retain any rights with respect to any breach of this Agreement by any other Person prior to such time; (c) shall retain the right to indemnification in accordance with the terms hereof; (d) shall retain any other rights and continue to be bound by any obligations that survive a Member’s ceasing to be a Member under 5.1(c); and (e) shall not thereby be relieved of any of its obligations under this 6.7. 6.8 Void Transfers. To the greatest extent permitted by the Act and other applicable Law, any Transfer made or permitted by any Member of all or any portion of its Units in contravention of this Agreement shall be ineffective and null and void ab initio and shall not bind or be recognized by the Company or any other Person. In the event of any Transfer in contravention of this Agreement, to the greatest extent permitted by the Act and other applicable Law, (a) the purported Transferee shall have no right to any profits, losses or distributions of the Company or any other rights of a Member (including voting rights), and (b) the Parties engaging or attempting to engage in such Transfer shall indemnify and hold harmless the Company and each of the Members from all losses that such indemnified Persons may incur (including attorneys’ fees and expenses) in enforcing the provisions of this Agreement. 6.9 Registration Rights. (a) In connection with an IPO, the Company shall (or shall cause its applicable Subsidiary to) enter into a registration rights agreement with the Members with respect to the registration of such entity’s securities in form and substance reasonably satisfactory to the Board and the Members; provided, that such registration rights agreement shall provide for (i) long-form and short-form demand registration rights, as well as shelf registration rights, for the Members, (ii) customary piggyback provisions, (iii) customary

35 cooperation provisions with respect to underwritten block trades, (iv) pro rata cutback provisions, (v) customary “holdback” provisions and (vi) customary indemnification provisions. In addition, the Company (or its successor) shall not grant any registration rights to any third parties which are more favorable than or inconsistent with the rights granted to the Members unless any such more favorable rights are concurrently added to the rights of the Members. Each Member hereby agrees to execute any commercially reasonable registration rights agreement proposed by the Company or any of its Subsidiaries as long as such agreement is consistent in all material respects with the foregoing. (b) All expenses incident to the Company’s or its applicable Subsidiary’s performance of or compliance with this 6.9, including all registration and filing fees, fees and expenses of compliance with securities or blue-sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for such entity and the applicable Member(s) and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by such entity will be borne by such entity. All underwriting discounts and commissions will be borne by the seller of the securities sold pursuant to the registration. ARTICLE VII COVENANTS 7.1 Confidentiality. (a) The Company and each Member agrees that it shall keep the Confidential Information strictly confidential, and each such Person shall not disclose any Confidential Information to any Person in any manner, except that Confidential Information may be disclosed as follows: (i) to any of such Person’s Representatives who need to be familiar with such Confidential Information in connection with such Member’s investment in or other commercial relationships with the Company or its obligations under the Transaction Documents and who are subject to obligations of confidentiality with respect to such Member; (ii) as part of such Person’s bona fide reporting or review procedures (subject to such Member’s internal confidentiality policies and procedures); (iii) on a confidential basis to any prospective investor or financing source providing or contemplating providing financing to such Person or any of its Affiliates to the extent reasonably necessary to obtain such financing so long as (x) prior to disclosure the recipient of such Confidential Information (including any such prospective investor or financing source) has executed an undertaking of confidentiality substantially comparable to what is set forth herein and (y) such recipient (including any such prospective investor or financing source) is not a Company Competitor (except in connection with a Transfer contemplated by the proviso in 6.1(c)(iv));

36 (iv) to the extent disclosure is required by applicable Law, including, for the avoidance of doubt, any applicable securities laws, rules or regulations (including Regulation FD, the Securities Act, the Exchange Act, and the rules and regulations of the U.S. Securities and Exchange Commission), or any listing agreement or stock exchange rule, or in connection with any required securities filings (including the filing of this Agreement, the Contribution Agreement, or any related agreements as exhibits to any periodic report or current report on Form 8-K or otherwise), or if any Person or its Representatives have received a subpoena or other written demand under color of legal right for such information; provided, that such Person shall first, as soon as practicable upon becoming aware of such requirement or receipt of such demand, furnish a copy thereof to the Company and the other Members and, if practicable so long as such Person shall not be in violation of such requirement, subpoena or demand or likely become liable to any penalty or sanctions thereunder, afford the Company and such other Members reasonable opportunity, at the Company’s or such other Members’ cost and expense, to prevent or limit such disclosure or to obtain an appropriate protective order or similar relief (and such Person shall cooperate with such efforts by the Company and such other Members, and shall in any event make only the minimum disclosure that, in the opinion of legal counsel, is required to be disclosed by such Law, and shall use reasonable efforts to ensure further confidential treatment of the information so disclosed); provided, further, that nothing in this 7.1 shall require any Member to delay or withhold any disclosure required to comply with its obligations under applicable securities laws, rules or regulations, or stock exchange rules, including Regulation FD, the Securities Act or the Exchange Act; (v) in the case of any Member, to any Person (other than a Company Competitor) to whom such Member is contemplating a Transfer of all or any portion of its Units (or other Equity Securities of the Company or of its successor or an affiliated IPO entity in connection with an IPO, as applicable) or prospective merger partner; provided, that (A) prior to disclosure, the potential Transferee has executed an undertaking of confidentiality substantially comparable to what is set forth herein, (B) the potential Transferee meets the requirements set forth in 6.1 and (C) such Member shall be responsible for breaches of such confidentiality agreement by such potential Transferee, for so long as the Company does not have direct recourse against such potential Transferee for any such breaches; (vi) if the prior written consent of all of the Managers shall have first been obtained; (vii) to a court of competent jurisdiction, an auditor pursuant to 6.2(a)(ii), or to appraisers as provided in this Agreement, to the extent necessary for the enforcement of any right of a Member arising under this Agreement; or (viii) as part of such Member’s use of any artificial intelligence or machine learning system (each, an “AI Tool”), so long as such AI Tool (v) is used solely in connection with such Member’s evaluation, monitoring, or administration of its investment in the Company, (w) employs commercially reasonable cybersecurity safeguards; (x) is a private or enterprise instance made available pursuant to written terms

37 that prohibit the use of such Confidential Information to train, fine-tune, test, improve, or otherwise develop such AI Tool or any underlying models, algorithms, or systems and prohibit the retention, storage, or disclosure to third parties of such Confidential Information; (y) does not disclose, transmit, or otherwise make available any input data or output data to any third party, other than to service providers operating such AI Tool on behalf of such Member, and only if such service providers are subject to written confidentiality and data protection obligations at least as protective as those set forth herein; provided, that any and all outputs, results, analyses, summaries, or other materials generated by or through any AI Tool using or derived from any Confidential Information shall constitute Confidential Information under this Agreement. (b) Each Member agrees that it will be responsible for any breach or violation of the provisions of this 7.1 by any of its Representatives. (c) Each Member agrees that it will use the Confidential Information in compliance with all restrictions under this Agreement, including 5.5. The Company shall only use the Confidential Information in connection with the Business. (d) Notwithstanding anything to the contrary set forth herein, the Company, each Member, their respective Affiliates and their respective Representatives may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions and tax analysis) that are provided to the Company or the Member relating to such tax treatment and tax structure; provided, that the foregoing does not constitute authorization to disclose information identifying the Company, any Member (or its Representatives), any parties to transactions engaged in by the Company or (except to the extent relating to such tax structure or tax treatment) any nonpublic commercial or financial information. (e) For the avoidance of doubt, (i) nothing contained in this Agreement limits, restricts or in any other way affects any Member from communicating with any Governmental Authority, or communicating with any official or staff person of a Governmental Authority, concerning matters relevant to the Governmental Authority, or requires any Member to furnish notice to the Company of the same (in each case, with respect to matters unrelated to this Agreement, the Company, the business of the Company or its Subsidiaries or the other Members), and (ii) nothing contained in this 7.1 shall prohibit a Member from disclosing a trade secret (y) to a federal, state, or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of Law and subject to reasonable confidentiality protections, or (z) in a complaint or other document filed under seal in a lawsuit or other proceeding. (f) The obligations of a Member under this 7.1 shall terminate on the first anniversary of the date on which such Member ceases to beneficially own any Equity Securities of the Company.

38 7.2 Certain Tax Matters. The Members agree to cooperate and use their respective commercially reasonable best efforts to structure any IPO or Company Sale in a tax-efficient manner, and, in the case of an IPO, reasonably consider entering into a customary tax receivable agreement or similar agreement. In connection with any IPO, any tax receivable or similar agreement (if relevant) shall provide that the Class B Members and the Class A Members shall each receive, respectively, payments based on the utilization by the vehicle used for the IPO of tax benefits attributable to any tax benefits provided by the Members (including tax benefits resulting from taxable exchanges of Units for cash or such securities of the vehicle used for the IPO, and including tax benefits from existing tax basis and tax attributes from the Members that do not effect taxable exchanges of Units), as determined on a Member by Member basis. (a) Each Member hereby covenants to the Company and each other Member that it shall not become, nor will it cause the Company to become, (i) a Disqualified Person during the Recapture Period in respect of any Project or (ii) a Related Party during the Section 45Z Period, as applicable, in each case, to the extent that, if such Member became a Disqualified Person or a Related Party, it would result, directly or indirectly, either (x) in a more than de minimis adverse tax consequence to the Company, any Subsidiary of the Company, or any of the Members (as determined in good faith by the Tax Representative) or (y) a loss, reduction, disallowance, or denial of all or any part of any tax credit or any other tax benefit claimed, or claimable, in respect of any Project by any Person (as determined in good faith by the Tax Representative). (b) Each Member hereby covenants to the Company and each other Member that it shall not become, nor will it cause the Company or any Subsidiary of the Company to become, a Specified Foreign Entity or a Specified Foreign-Influenced Entity. 7.3 Certain Tax Credit Matters. (a) The Class A Member shall cause, with respect to each Member (the “Tax Credit Transferring Members”) that notifies the Class A Member, with respect to its share of ITC or Section 45Z Credit, the Company to make an election, pursuant to Section 6418 of the Code to transfer either an ITC or Section 45Z Credit (a “Tax Credit Transfer Election”, and each such transfer, a “Tax Credit Transfer”) to one or more taxpayers identified by the Class A Member that (i) is not related to the Company within the meaning of Sections 267(b) or 707(b)(1) of the Code, (ii) is an eligible taxpayer and (iii) is not a Disqualified Person (each a “Tax Credit Purchaser”) all or a portion of the Company’s ITCs or Section 45Z Credits, as applicable. (b) With respect to a Tax Credit Transfer, the agreement governing the purchase and sale of the Company’s ITCs or Section 45Z Credits, as applicable, (each a “Tax Credit Transfer Agreement”) shall be negotiated by the Class A Member pursuant to an arm’s- length transaction between the Company and the Tax Credit Purchaser, so long as the following conditions are satisfied with respect to the Tax Credit Transfer Agreement: (i) The Tax Credit Transfer Agreement does not impose any material obligation upon any Members that have not notified the Class A Member to sell their share of ITCs or Section 45Z Credits (the “Non-Tax Credit Transferring Members”),

39 except for those obligations (A) (x) that are not unduly burdensome to the Non-Tax Credit Transferring Members, and (y) that relate to the taking of actions that are in such Non-Tax Credit Transferring Member’s power and control to take (after exercising commercially reasonable efforts to take such actions) or (B) as to which such Non-Tax Credit Transferring Member has given its prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed; (ii) Each Tax Credit Transferring Member indemnifies the Company in form and substance reasonably satisfactory to the Company and the Non-Tax Credit Transferring Members for any liability arising out of such Tax Credit Transfer, including, for the avoidance of doubt, any liability that may arise from a contractual obligation entered into with the Tax Credit Purchaser in respect of such Tax Credit Transfer (such as any indemnification arising from, or related to, any “excess credit transfer” (as contemplated by Section 6418(g)(2) of the Code)); (iii) The Tax Credit Transfer Agreement provides that the Tax Credit Transferring Member or a Parent thereof shall guaranty the Company’s obligations under such Tax Credit Transfer Agreement, and the applicable Tax Credit Purchaser’s sole recourse under such Tax Credit Transfer Agreement shall be to the applicable Tax Credit Transferring Member or their Parent under such guaranty (and, for the avoidance of doubt, such Tax Credit Purchaser shall have no recourse to the Company except in a circumstance in which (A) the Company has breached its obligations under such Tax Credit Transfer Agreement at the direction of a Person other than the Tax Credit Transferring Member or (B) the Non-Tax Credit Transferring Member has engaged in willful misconduct or gross negligence that results in a liability being incurred under such guaranty); and (iv) Such Tax Credit Transfer Agreement complies with Section 6418 of the Code. (c) Prior to the execution of any Tax Credit Transfer Agreement, the Class A Member shall provide the Class B Member with a copy of the Tax Credit Transfer Agreement for the Class B Member’s review and comment reasonably in advance of the date on which such Tax Credit Transfer Agreement is to be executed and reasonably consider any comments provided by the Class B Member with respect to such Tax Credit Transfer Agreement prior to executing such Tax Credit Transfer Agreement. (d) The Tax Representative, as instructed by the Class A Member, and the Board shall cause the Company to: (i) (A) complete the pre-filing registration requirements of Treasury Regulations Section 1.6418-4(b) for the applicable Project within 30 days of the later of (x) the date on which such Project is placed in service for U.S. federal income tax purposes and (y) the date on which such registration portal becomes available for the applicable Taxable Year, and promptly provide evidence to the Tax Credit Transferring Members that the pre-filing registration has been submitted and is in process, and (B) inform the Tax Credit Transferring Members of the registration number of the relevant

40 Project within 30 days following the receipt of the Project’s registration number from the IRS; (ii) make any tax election that the Class A Member deems necessary to ensure that the Company can effectuate a Tax Credit Transfer; (iii) complete, execute and deliver to each Tax Credit Transferring Member and each Tax Credit Purchaser, the applicable Tax Credit Transfer Election statement for countersignature by such Tax Credit Purchaser, and after countersignature by such Tax Credit Purchaser, file such executed Tax Credit Transfer Election statement with the final Tax Return of the Company, in each case, in accordance with this Agreement; (iv) not (A) claim on its U.S. federal income Tax Return the benefits of any ITC or Section 45Z Credit sold or transferred to a Tax Credit Purchaser pursuant to a Tax Credit Transfer Agreement, (B) take any position for any purpose inconsistent with a sale or transfer of the Company’s ITCs or Section 45Z Credits for which a Tax Credit Purchaser has paid a purchase price pursuant to a Tax Credit Transfer Agreement, except as required by applicable Law, (C) agree or elect to transfer a Company ITC or Section 45Z Credit to any Person other than the Tax Credit Purchaser identified by the Class A Member, (D) carry forward or backwards any ITC or Section 45Z Credit from any Taxable Year in which a Project was placed in service for U.S. federal income tax purposes, and (E) permit the Company to be transferred any tax credit under Section 6418 of the Code; and (v) comply with any and all requirements set forth in Section 6418 of the Code and the Treasury Regulations promogulated thereunder during the applicable period in which the Company has made a Tax Credit Transfer Election. (e) Each Member hereby agrees that the Class A Member has the right and authority, subject to Article IV and this 7.3, to commit to a Tax Credit Purchaser to cause the Company to make a Tax Credit Transfer Election with respect to Company ITCs or Section 45Z Credits and to deliver the corresponding Tax Credit Transfer Election statement and no further consents, authorizations, resolutions or similar actions or documentation shall be required to demonstrate such right and authority. 7.4 Publicity. (a) Without limiting the Members’ obligations under 7.1, the Class B Members, on one hand, and the Class A Members, on the other hand, shall reasonably consult with each other, provide each other with a reasonable opportunity to review and give due consideration to reasonable comments made by each other prior to issuing any press releases or otherwise making public announcements with respect to this Agreement and the matters contemplated hereby and prior to making any filings with any third party or any Governmental Authority with respect thereto, except if any consultation would not be reasonably practicable as a result of requirements (including timing requirements) of applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer

41 quotation service or by the request of any Governmental Authority, the disclosing party shall use its commercially reasonable efforts to give at least 24 hours’ notice to the other Members, together with copies of all drafts of the proposed text, prior to the time the applicable communication is made public or filed. (b) The Company shall not issue any press release or otherwise make public announcements with respect to the business of the Company or its Subsidiaries or the Members without the prior written consent of the Members. 7.5 Duties, Exculpation and Indemnification. (a) Certain Duties. Notwithstanding any duty otherwise existing at law or in equity, to the fullest extent permitted by applicable Law and except as expressly contemplated by this Agreement or any other agreement entered into between a Covered Person and any Member or the Company or any of its Subsidiaries, no Covered Person (other than as provided herein) shall have any duty (including any fiduciary duty) otherwise applicable at Law or in equity to the Company, any other Member or to any other Person with respect to or in connection with the Company or the Company’s business or affairs, other than to act in accordance with the non- waivable implied contractual covenant of good faith and fair dealing. Except as expressly set forth in this 7.5(a), it is the intent and agreement of the Members that all fiduciary duties be, and hereby are, eliminated and no fiduciary duties shall apply to any action or omission taken by the Board, any Member (in such Member’s capacity as such), any Manager (in such Manager’s capacity as such) or any of their respective Affiliates, employees, agents and Representatives (other than in their capacities as officers of the Company) hereunder or in connection with the Company. (b) Exculpation. To the fullest extent permitted by Law, no Person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such Person is or was a Member, Manager, the Tax Representative (including, for the avoidance of doubt, any Designated Individual), or any member, shareholder, partner, manager, director, officer, employee, Affiliate, representative, agent of any Member, the Company or any of their respective Subsidiaries or Affiliates, and their respective successors, heirs and legal and personal representatives (collectively, “Covered Persons”) shall be liable to the Company or its Subsidiaries, any Member or any other Person, or is otherwise bound hereby for any act or failure to act in such Person’s capacity as a Covered Person, except in the case of willful misconduct, bad faith, fraud, gross negligence or the willful breach of this Agreement or the conviction of such Covered Person of a felony by a court of competent jurisdiction. (c) Right to Indemnification. Except in the case of willful misconduct, bad faith, fraud, gross negligence or the willful breach of this Agreement or the conviction of the applicable Covered Person of a felony by a court of competent jurisdiction, each Covered Person who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in such Person’s capacity as a Covered Person, and such action, suit or proceeding relates to an act or omission of such Covered Person acting in its capacity as such, shall be indemnified and held harmless by the Company to the fullest extent permitted by the Laws of the

42 State of Delaware; provided, that the foregoing indemnification shall not be available (i) to a Member in the case of an action, suit or proceeding brought by a Member or any other party to this Agreement against such Member for a breach of contract claim relating to this Agreement or any of the other Transaction Documents or (ii) to a Member or to a member, shareholder, partner, Subsidiary or Affiliate thereof in the case of an action, suit or proceeding brought by a Governmental Authority and relating to taxes or tax returns of such Member (or member, shareholder, partner, Subsidiary or Affiliate thereof). The right to indemnification conferred in this 7.5(c) shall also include the right to be paid by the Company the expenses incurred in connection with any such action, suit or proceeding in advance of its final disposition to the fullest extent permitted by the Laws of the State of Delaware; provided, that the payment of such expenses in advance of the final disposition of an action, suit or proceeding shall be made only upon delivery to the Company of an undertaking by or on behalf of the applicable Covered Person to repay all amounts so paid in advance if it shall ultimately be determined that such Covered Person is not entitled to be indemnified under this 7.5(c) or otherwise. If any such expenses are so paid by the Company to any Covered Person with respect to a matter, the Company shall also pay such expenses for other Covered Persons with respect to such matter. Notwithstanding the foregoing provisions of this 7.5, the Company shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board or initiated by such Covered Person to enforce his or her right to indemnity or advancement of expenses under the provisions of this 7.5. No claim subject to the indemnification provisions hereunder shall be settled by any Covered Person without the consent of the Company, not to be unreasonably withheld, conditioned or delayed. (d) Indemnification of Employees and Agents. The Company may, by action of the Board, provide indemnification to such officers, employees and agents of the Company or other Persons who are or were serving at the request of the Company as a director, manager, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to such extent and to such effect as the Board shall determine to be appropriate. (e) Insurance. The Company shall, by action of the Board, have the power to purchase and maintain insurance on behalf of any Person who is or was a Covered Person or is or was serving at the request of the Company as a director, manager, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such Person in any such capacity or arising out of his status as such, whether or not the Company would have the power to indemnify such Person against such liability under the Laws of the State of Delaware. The Company will obtain and fully pay a customary directors’ and officers’ insurance policy covering the Managers and the officers of the Company and will cause such policy to remain in effect for so long as any Class A Member or any Class B Member own any Units. (f) Survival. Notwithstanding anything to the contrary set forth herein, the provisions of this 7.5 shall survive the termination, voluntary or involuntary, of the status of a Member as such, the termination, voluntary or involuntary, of the status of any Covered Person or other Person as to whom the provisions of this 7.5 apply as such and the termination of this Agreement or dissolution of the Company.

43 (g) Effectiveness. The provisions of this 7.5 shall be applicable to any action, suit or proceeding commenced after the date of this Agreement against any Covered Person arising from any act or omission of such Covered Person acting in its capacity as such, whether occurring before or after the date of this Agreement. No amendment to or repeal of this 7.5, or, to the fullest extent permitted by Law, any amendment of Law, shall have any effect on the rights provided under this 7.5 with respect to any act or omission occurring prior to such amendment or repeal. (h) Non-Exclusivity of Rights. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this 7.5 on the Board shall not be exclusive of any other rights to which any Person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Company or others, with respect to claims, issues or matters in relation to which the Company would not have the power to indemnify such Person under the provisions of this 7.5. Such rights shall not prevent or restrict the power of the Company to make or provide for any further indemnity, or provisions for determining entitlement to indemnity, pursuant to one or more indemnification agreements or other arrangements (including creation of trust funds or security interests funded by letters of credit or other means) approved by the Board (whether or not any of the Members, Managers or Company officers shall be a party to or beneficiary of any such agreements or arrangements); provided, however, that any provision of such agreements or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this 7.5 or applicable Law. (i) Non-Applicability. Nothing contained in this 7.5 is intended to relieve any Member or any other Person from any liability or other obligation of such Person relating to the CEPA or any other Transaction Document or any other agreement or to in any way impair the enforceability of any provision of such agreements against any party thereto. Notwithstanding anything to the contrary set forth herein, no Covered Person shall be indemnified, held harmless or have any right to advancement of expenses hereunder in any claim, action, suit or proceeding relating to the CEPA or any other Transaction Document. (j) Company’s Assets. Any indemnity under this 7.5 shall be provided solely out of, and only to the extent of, the Company’s assets, and no Member or Affiliate of any Member shall be required directly to indemnify any Covered Person pursuant to this 7.5. None of the provisions of this 7.5 shall be deemed to create any rights in favor of any Person other than Covered Persons and any other Person to whom the provisions of this 7.5 expressly apply. (k) Savings Clause. If this 7.5 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Covered Person as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this 7.5 that shall not have been invalidated and to the fullest extent permitted by applicable Law. (l) Representation, Warranties and Covenants of Members. Each Member expressly acknowledges and agrees that the indemnification provided under this 7.5 is intended

44 to apply to Covered Persons only in respect of their specific capacities as Covered Persons of the Company. 7.6 Indemnification by Members. (a) Indemnification. Each Member (the “Indemnifying Member”) agrees to indemnify, defend, reimburse and hold harmless each other Member and its parent companies or Subsidiaries, shareholders, partners, members and other Affiliates, and their respective officers, directors, managers, employees, attorneys, contractors and agents (collectively, the “Indemnified Parties”) from and against, without duplication, any and all losses or damages actually incurred by any or all of the Indemnified Parties arising out of or resulting from (i) the inaccuracy, breach or failure of any representation or warranty or covenant contained in this Agreement by the Indemnifying Member or (ii) willful misconduct, bad faith, fraud, gross negligence or the willful breach of this Agreement, in each case by the Indemnifying Member (including, in the case of the Company, acting in its capacity as the Tax Representative). (b) Limitation on Liability. (i) A claim will be reduced by amounts actually received by the Indemnified Party (net of collection costs) under any insurance policies of the Company or from third parties. (ii) For tax reporting purposes, to the maximum extent permitted by the Code, each Member will agree to treat all amounts paid to the applicable Indemnified Party under this 7.6 as an adjustment to the purchase price of the Class B Units (or otherwise as a non-taxable reimbursement, distribution, contribution or return of capital, as the case may be). (iii) No indemnity obligation shall apply to an Indemnified Party to the extent that any losses or damages are directly attributable to the willful misconduct, bad faith, fraud, gross negligence or the willful breach of this Agreement of such Indemnified Party or the inaccuracy, breach or failure of any representation, warranty, covenant or agreement by such Indemnified Party in this Agreement. (iv) If the amount of any losses or damages of an Indemnified Party, at any time subsequent to the Indemnifying Member’s making of a payment under this 7.6, is reduced by recovery, settlement, or otherwise under or pursuant to any applicable insurance coverage of the Company or of the Indemnified Party or its Affiliates, or amounts received from third parties, without duplication of any amount already reducing such losses or damages pursuant to this 7.6 (collectively, “Recoveries”), the amount of such Recoveries shall be repaid by the Indemnified Party to the Indemnifying Member within [*****] after receipt thereof (or credit therefor) by such Indemnified Party, up to the aggregate amount of (a) the payments made by the Indemnifying Member to such Indemnified Party less (b) any out-of-pocket costs or expenses incurred by such Indemnified Party in connection with its indemnification claim with respect thereto (including any out-of-pocket costs or expenses incurred in obtaining the Recoveries).

45 (v) Any payment due to the Indemnifying Member pursuant to this 7.6 shall be paid promptly and in any event within [*****] after, in the case of a reduction of losses or damages resulting from the judicial or administrative appeal or contest of such losses or damages, the final resolution of such appeal or contest. (vi) The indemnification obligations of the Indemnifying Member pursuant to this Agreement shall be limited to actual losses or damages and shall not include any special, incidental, punitive, exemplary and consequential losses or damages of any nature (including but not limited to damages for lost profits or revenues or loss of use of such profits or revenues, cost of capital, loss of goodwill, damages to reputation, lost opportunity, or diminution in value); provided that subject to the limitations in this 7.6, to the extent an Indemnified Party suffers any special, incidental, consequential, punitive, or exemplary damages in respect of a third party claim, such third party damages will be recoverable as direct damages and will not constitute special, incidental, consequential, punitive, or exemplary damages. (vii) Notwithstanding any other provision of this Agreement, the aggregate liability of either Member under this 7.6 shall not exceed either party’s Capital Commitment. (c) Procedure for Indemnification. In the event an Indemnified Party has a claim for indemnity under this 7.6, the Indemnified Party will give prompt written notice to the Indemnifying Member, specifying the nature of and specific basis for such indemnification claim and the actual or estimated amount of losses or damages. In the case of an action brought by a third party against an Indemnified Party for which the Indemnifying Member bears ultimate liability under this 7.6, the Indemnifying Member will be entitled to assume the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the Indemnified Party will have the right to employ separate counsel at its own expense and to participate in the defense of the action; provided, further, that the Indemnifying Member shall not be entitled to assume and have control over such defense if such claim arises in connection with a criminal Action in which the Indemnified Party is a defendant (provided that the Indemnifying Member shall be entitled to participate in such defense, with counsel of its choice, at such Indemnifying Member’s sole cost and expense) or if the Indemnified Party shall have been advised by outside legal counsel that an actual or potential conflict exists between the Indemnified Party and the Indemnifying Member in connection with the defense of such third party claim. If, within [*****] following receipt of written notice of an indemnification claim, the Indemnifying Member chooses not to assume, fails to assume or fails to pursue diligently the defense of the action, in the case of criminal proceedings in which the Indemnified Party is a defendant, or in the case of a conflict of interest between the Indemnifying Member and the Indemnified Party (as reasonably determined by counsel to such Indemnified Party), the Indemnified Party may assume the defense of the action with counsel of its choice, at the expense of the Indemnifying Member. If the Indemnifying Member assumes defense of an action, no compromise or settlement may be effected by the Indemnifying Member without the Indemnified Party’s written consent (which consent shall not be unreasonably withheld), unless, in the case of third party claims, (i) the Indemnifying Member shall pay or cause to be paid all amounts arising out of such compromise or settlement as required thereby, (ii) the terms or effect of such compromise or settlement shall not encumber any of the assets of the Indemnified Party

46 or any Affiliate thereof, or contain or result in any restrictions, interference or condition that would adversely affect and apply to such Indemnified Party or its Affiliates or the conduct of their respective businesses, and (iii) the Indemnifying Member shall obtain, as a condition of such settlement, a complete and unconditional release of the Indemnified Party. The Party in charge of the defense shall, to the extent practicable and legally permissible, keep the other Party reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. 7.7 Non-Competition; Business Opportunities. (a) Subject to 7.7(b), for so long as the Fall Away Threshold is not then in effect or an uncured Mandatory Contribution Default is not then existing (in which cases this 7.6 shall not apply to the Class A Members), the Class A Member shall not, and shall cause its Affiliates not to, engage in any business anywhere globally that competes with the Business, or perform management, executive or supervisory functions with respect to, own, operate, join, control, render financial assistance to, receive any economic benefit from, exert any influence upon, participate in, render services or advice to, or allow any of its current officers or senior- level employees to be connected as an officer, employee, partner, member, consultant or otherwise with, any business or Person that engages in the Business; provided, that, with respect to such senior-level employees, the Class A Members’ obligations under this 7.7(a) shall be deemed satisfied if the Class A Members (x) direct such individuals not to engage in the activities described herein and (y) pursue all available remedies against any such individuals who do not comply with such directions; provided, however, that the foregoing shall not apply to the acquisition of assets or Equity Securities (whether by merger or otherwise) by any Class A Member or one of its Affiliates if (i) less than [*****] of the net revenues or net income (for the one-year period ending on the last day of the most recently completed fiscal quarter) generated by such assets are derived from assets used in the Business and (ii) less than [*****] of the total consolidated assets (based on Fair Market Value) of the applicable business consists of assets used in the Business, in each case, determined as of the time of the signing of definitive documentation with respect to such transaction, in each case, so long as (x) each of the Class A Members and the Company’s current officers and senior-level employees provide commercially reasonable support and resources to the Company and its Subsidiaries as necessary to fulfill their respective obligations set forth in the Business Plan and Operations and Development Budget, it being understood that the allocation of business time and attention among Ameresco’s various businesses shall be at the reasonable discretion of Ameresco and (y) the conduct of such other business opportunity would not reasonably be expected to result in material harm to the Company or its Subsidiaries (collectively, the “Permitted Business Opportunities Exceptions”); provided, further, that, so long as the Fall Away Threshold is not then in effect or an uncured Mandatory Contribution Default is not then existing, if any Class A Member or its Affiliates invests in, or otherwise acquires, assets or Equity Securities that hold assets used in the Business[*****]; provided, further, that nothing in this 7.7 shall permit any Class A Member or its Affiliates to use or disclose any Confidential Information of the Company or its Subsidiaries in connection with any other business venture or activity, or to otherwise use their position as a Member to compete unfairly with the Company or its Subsidiaries. The pursuit of other business ventures by the Class B Member or its Affiliates shall at all times be subject to the confidentiality and non-use obligations set forth in 7.1. Notwithstanding the foregoing, nothing in this 7.7(a) shall prohibit Ameresco or its Affiliates from owning, directly or indirectly, less

47 than 5% of the outstanding equity securities of any Person that is publicly traded, provided that such ownership is passive in nature. (b) For so long as any Class A Member owns Equity Securities of the Company, the Class A Members shall, and shall cause their Affiliates to pursue business opportunities within the scope of the Business exclusively through the Company and its Subsidiaries and present any such opportunities promptly to the Board for consideration, in each case, other than the Permitted Business Opportunities Exceptions. (c) For so long as any Class B Member owns Equity Securities of the Company, it shall not, and shall cause its Affiliates not to, [*****]. Without limiting the foregoing, each Class B Member and its Affiliates shall be free to engage or invest in, and devote its and their time to, any other business venture or activity of any nature and description, whether or not such activities are considered competitive with the Company, and neither the Company nor any other Person shall have any right, by virtue of this Agreement or the relationship created hereby in or to such other venture or activity of any Person (or to the income or proceeds derived therefrom), and the pursuit of such other venture or activity of any Person shall not be deemed wrongful or improper, and no notice, approval or other sharing or disclosure of any such other opportunity or activity shall be required; provided, however, that nothing in this 7.7 shall permit any Class B Member or its Affiliates to use or disclose any Confidential Information of the Company or its Subsidiaries in connection with any other business venture or activity, or to otherwise use their position as a Member to compete unfairly with the Company or its Subsidiaries. The pursuit of other business ventures by the Class B Member or its Affiliates shall at all times be subject to the confidentiality and non-use obligations set forth in 7.1. To the fullest extent permitted by Law, the legal doctrines of “corporate opportunity,” “business opportunity” and similar doctrines shall not be applied to any such other venture or activity pursued by each Class B Manager, each Class B Member or any of its respective Affiliates. This 7.7 shall not be deemed to alter the contractual obligations of (a) any Manager to any other Manager, any Member or the Company or (b) any Member to any Manager, any other Member or the Company, in the case of each of clauses (a) and (b), pursuant to this Agreement or any other agreement to which it is a party. (d) [*****]. (e) The Class A Members and their Affiliates may own and hold Equity Securities in any Decommissioning Projects for so long as such Decommissioning Project is actively being decommissioned. If the Class A Members or their Affiliates elect to (i) cease decommissioning efforts with any Decommissioning Project or (ii) develop, redevelop, repurpose or otherwise use any Decommissioning Project for any purpose other than decommissioning, then the Class A Members shall first, [*****]. 7.8 Non-Solicitation. For so long as any Member owns Equity Securities of the Company, and for [*****] thereafter, it shall not, and shall cause its Affiliates not to, recruit, solicit or hire officers and employees of the Company or of the other Members or their Affiliates who, in each case, are directly involved in the operations or management of the Company or its Subsidiaries or otherwise become known to such soliciting Member through activities related to the Business as conducted by the Company and its Subsidiaries; provided, that the foregoing

48 shall not prohibit (A) general solicitations to the public through general advertising (including hiring as a result of such general advertising) or similar methods of solicitation (including by search firms) not specifically targeted at such Persons or (B) recruiting, soliciting or hiring any such Person who has ceased to be employed or retained by the Company or its Subsidiaries or the other Members, as applicable, for at least [*****]. ARTICLE VIII INFORMATION RIGHTS; FINANCIAL REPORTING; Budgets 8.1 Financial and Other Information. (a) The Company shall prepare and furnish to each Member (for so long as such Member holds any Units), at the Company’s expense, an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year for the unaudited consolidated balance sheet and the unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries, all prepared in accordance with GAAP subject to normal adjustments and such other departures from GAAP as the Board may expressly authorize. The financial statements delivered pursuant to this 8.1(a) shall be accompanied by a statement of members’ capital and such financial statement shall also include a statement from management with a description of the key commercial activities and developments during the applicable fiscal quarter. The Company shall (i) deliver such financial statements to the Members within 60 days after the end of each fiscal quarter of each Fiscal Year and (ii) deliver within 60 days after the end of each Fiscal Year an executive summary, operational highlights, business overview, financial and market analysis, commentary on the Company’s latest financial report, risk assessment and management outlook. (b) Within 30 days after the end of each calendar month, the Company shall prepare and furnish to each Member, for so long as such Member holds any Units, monthly financials (including the amounts of Net Operating Cash Flows and Financing and ITC Proceeds) and accompanying reports. (c) The Company shall prepare and furnish to each Member (for so long as such Member holds any Units), at the Company’s expense, an audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Year and the related audited consolidated statements of income and cash flows for such Fiscal Year, prepared in accordance with GAAP and accompanied by the opinion of the Auditor. The financial statements delivered pursuant to this 8.1(c) shall be accompanied by a statement of members’ capital. The Company shall furnish such financial statements to the Members within 120 days after the end of each Fiscal Year; provided, that a draft of such audited financial statements for the Company shall be delivered to the Members within 90 days after the end of each Fiscal Year. If the Company, or any Member’s investment therein, is determined to be a significant acquisition or significant investment in accordance with Rule 3-05 or Rule 3-09 of Regulation S-X under the Securities Act and the Securities Exchange Act, respectively, to either Member or any of its Affiliates, such audited financial statements shall be provided as soon as practicable and within 60 days after the

49 close of each applicable Fiscal Year. The Company shall be reimbursed for the incremental costs incurred for the acceleration of the preparation of the audited financial statements by the Member(s) that requested early delivery of the financial statements. (d) The Company shall prepare and furnish to each Member (for so long as such Member holds any Units), at the Company’s expense, a report setting forth (i) Company performance in relation to the then-applicable Operations and Development Budget, (ii) the status of projects within the scope of the Business under development by the Company and its Subsidiaries, and (iii) an operating and construction report for any Project that is then under construction in the form attached hereto as Exhibit F. The Company shall furnish such report within 60 days after the end of each fiscal quarter of each Fiscal Year. (e) The Company shall provide to each Member copies of all periodic reports required to be provided to (i) any lender providing debt financing to the Company, Intermediate HoldCo, Joint Venture or any Subsidiary of the Company or (ii) any tax equity investor of the Company, Intermediate HoldCo, Joint Venture or any Subsidiary of the Company, in each case, within five Business Days following delivery to any such lender or tax equity provider. (f) Promptly following written request by a Member, the Company shall prepare or provide such other financial or other information as may be reasonably requested by such Member, including additional periodic reports. (g) The Company shall, upon reasonably prior notice, and shall cause its Subsidiaries to, afford the representatives of each Member, as well as the Class A Members’ Parent, reasonable access, during normal business hours, to the properties, books and records of the Company and its Subsidiaries, which such books and records shall, for the avoidance of doubt, include books and records related to investment or production tax credits or other historic operations of the Business (including copies thereof, including any Contracts (as defined in the CEPA)) for the duration of any statute of limitations thereto (and, if held longer, only pursuant to such Person’s bona fide document retention policies and procedures; provided, that any such retained materials shall be subject to 7.1 hereunder in all respects). 8.2 Operations and Development Budget; Business Plan. (a) The Initial Members have prepared and agreed upon the Operations and Development Budget for the Company through the Fiscal Year ending December 31, 2026 (the “Initial Budget”), which is attached as Exhibit C hereto, and shall be comprised of the G&A and Development Budget, the Annual Operating Budget, and the Construction Budget. (b) For each subsequent Fiscal Year, not later than 60 days prior to the beginning of such Fiscal Year, the Company shall prepare and submit to the Board for approval by the consent of a majority of the Managers the G&A and Development Budget, the Annual Operating Budget and the Construction Budget. Notwithstanding the foregoing: (i) if the aggregate amount set forth in the proposed G&A and Development Budget exceeds such amount for the previous Fiscal Year’s G&A and Development Budget by more than [*****], then approval of the G&A and Development Budget shall require the unanimous consent of the Board;

50 (ii) if the aggregate amount set forth in the proposed Annual Operating Budget exceeds such amount for the previous Fiscal Year’s Annual Operating Budget (after giving effect to any automatic increases in such Annual Operating Budget to account for any Projects that achieved commercial operation during such previous Fiscal Year) by more than [*****], then approval of the Annual Operating Budget shall require the unanimous consent of the Board; provided, that, if the Board does not unanimously agree, the Annual Operating Budget shall be set at the previous Fiscal Year’s Annual Operating Budget, increased by [*****] and after giving effect to any automatic increases for any Projects that achieved commercial operation during such previous Fiscal Year pursuant to this 8.2(b)(ii); provided, further, that, within any Fiscal Year, the Company may incur expenses that vary up to [*****] of the approved Annual Operating Budget and up to [*****] of the approved G&A and Development Budget before requiring such unanimous Board consent; (iii) if any Projects (other than Pre-Approved Projects) proposed to be contained in the Construction Budget do not satisfy the Pre-NTP Checklist, then the unanimous consent of the Board shall be required for such Project to be included in the Construction Budget; provided, that, for the avoidance of doubt, (i) expenditures in respect of Projects after such positive final investment decision (and any Capital Call Notices delivered in respect thereof) shall be presumptively valid hereunder so long as they otherwise comply with the Board approval and Reserved Matter requirements herein and (ii) Capital Call Notices related to such Projects shall be limited to development activities; (iv) (a) prior to a Project achieving its “notice to proceed” (or the substantially equivalent term under the applicable engineering, procurement and construction contract) and commencing construction, the Project must satisfy the NTP Checklist and (b) once any Project contained within the Construction Budget satisfies the NTP Checklist, then the Members will commit, in accordance with 8.2(c), 2.1(b)(ii) and 2.1(c)(ii), to fund all of the capital needs of such Project without the need for the issuance of a capital call or other notice from the Board or the Company, including any major capital and construction expenditures, as and when needed and the unanimous consent of the Board shall be required to cease funding such Project; and (v) prior to a Project being deemed to have satisfied the applicable Project Criteria, the Company shall deliver reasonable evidence of the satisfaction of such Project Criteria to the Board and a certification thereof delivered by a duly appointed officer of the Company, and each Manager (together with the Member that appointed such Manager) shall have [*****] to review and conduct due diligence (with which the Company shall reasonably cooperate) and raise a reasonable and good faith objection in such [*****] period that the Project does not satisfy, in such Manager’s reasonable discretion, the applicable Project Criteria; provided, that if such reasonable and good faith objection is raised during such [*****] period, the Board must hold a meeting and reasonably discuss and consider such Manager’s objections prior to accepting that such Project has satisfied the applicable Project Criteria; provided, further, that the Parties shall (and shall cause the Board to) follow the processes and procedures

51 set forth on Exhibit L (as part of determining whether the Project Criteria have been satisfied). The foregoing components of the projected Operations and Development Budget for each Fiscal Year, shall be collectively referred to as an Operations and Development Budget once approved by the Board by majority or unanimous consent, as applicable, in accordance with the immediately preceding sentence. Each Operations and Development Budget and the components thereof shall be in a form substantially similar to the Initial Budget unless otherwise approved by the Board with unanimous consent. With respect to the “Minimum IRR” set forth in the Pre-NTP Checklist, the assumptions underlying such “Minimum IRR” shall be reviewed and adjusted by the Board no less frequently than every [*****]. (c) The Company shall fund the Operations and Development Budget in the following order of priority: (i) first, by the retained Net Operating Cash Flows of the Company (as reasonably determined by the Board or as otherwise mutually agreed by the Class A Members and the Class B Members) and any Financing and ITC Proceeds, (ii) second, by the Class B Members’ Remaining Capital Commitment and (iii) thereafter, pro rata in accordance with their respective Membership Percentages. Upon the request of the Class B Members, the Company shall reasonably cooperate with the Class B Members in reconciling the Initial Budget and quarterly financial statements and other reports described in 8.1(a) with the Initial Business Plan. (d) The Initial Members have prepared and agreed upon the Business Plan for the Company through the Fiscal Year ending December 31, 2026 (the “Initial Business Plan”). Beginning for the Fiscal Year ending December 31, 2027, and for each subsequent biennial Fiscal Year (provided, that the Board may modify such frequency as it deems necessary or desirable), not later than 60 days prior to the beginning of such Fiscal Year, the Company shall prepare and submit to the Board for approval a projected business plan for the succeeding three Fiscal Years, which shall be referred to as a Business Plan once unanimously approved by the Board; provided, that, with respect to each Fiscal Year for which no new Business Plan is prepared, the Company shall provide the Board with an update of (a) the key assumptions rolling forward based on actuals, capital expenditures, financing and pipeline and commercial plans with respect to tax equity financings, additional Capital Contributions and timing of Projects. Each Business Plan shall be approved by the Board within 120 days after the end of the applicable preceding Fiscal Year (provided, that the Board may modify such time period as it deems necessary or desirable) and (b) any assumptions in the then-current Business Plan that have materially changed or are reasonably expected to materially change. Each Business Plan shall be in a form substantially similar to the Initial Business Plan. (e) Notwithstanding anything to the contrary in this Agreement (including any limitations based on the then-current Business Plan), if the Board determines in good faith that an Emergency has occurred or is reasonably imminent, the Board shall have the authority to authorize, and to cause the Company and its Subsidiaries to make, expenditures that are outside of, or in excess of, the then-current Budget Plan to the extent reasonably necessary to respond to, address, mitigate or remediate such Emergency (such expenditures, the “Emergency

52 Expenditures”); provided, that, the Board shall provide notice to the Members of any Emergency Expenditures as promptly as reasonably practicable after authorizing such expenditures, which notice shall include a description of the Emergency, the nature of the Emergency Expenditures authorized, and the estimated amount thereof. For the avoidance of doubt, any Emergency Expenditures authorized pursuant to this 8.2(e) shall not require the prior approval of the Class B Members as a Reserved Matter. (f) At the direction of the Class B Members, the Company shall enter into contracts, undertake certain actions and incur costs for certain Projects as described in the Performance Improvement Plan, including actions incidental thereto. The Company shall use reasonable best efforts to complete such work by the applicable completion dates described in the Performance Improvement Plan. For the avoidance of doubt, the applicable completion dates described in the Performance Improvement Plan shall not be extended without the consent of the Class B Members. The Class B Members shall have the right to cause the Company to deliver a Capital Call Notice to the Class A Members requiring the Class A Members to fund additional Capital Contributions in amounts necessary to fund the costs and expenses incurred or to be incurred by the Company as described in the Performance Improvement Plan, and such Capital Call Notice shall be delivered and funded in accordance with the procedures set forth in 2.1(c); provided, that any Capital Contributions made by the Class A Members pursuant to this 8.2(f) shall not result in the issuance of any additional Units or other Equity Securities to the Class A Members, and such Capital Contributions shall not increase the Class A Members’ Membership Percentage or otherwise dilute the Class B Members’ interest in the Company. Notwithstanding the foregoing, any Capital Contributions made by the Class A Members pursuant to this 8.2(f) shall be credited to the Capital Accounts of the Class A Members maintained in respect of their existing Class A Units in accordance with the Tax Annex and Treas. Reg. §§ 1.704-1(b)(2)(iv). 8.3 Access to Management Personnel and Information. (a) Subject to confidentiality obligations, applicable Law and similar restrictions that may be applicable to information furnished to the Company or any of its Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information that is subject to attorney-client privilege or other privilege from disclosure (provided, that, to the extent possible, the Members and the Company shall cooperate in good faith to permit disclosure of such information in a manner that preserves such privilege), and subject, in the case of disputes, to the discovery rules otherwise applicable, the Company agrees to permit each Member (and such Member’s Representatives) to inspect, at such Member’s sole expense (unless it is determined that the Company or any of its Subsidiaries are in breach of this Agreement, in which case such expenses will be borne by the Company) and upon such Member’s written request to the Company, all existing books, records, documents, bank statements, commitments, tax returns and financial statements and shall furnish such Member and its Representatives with all financial and operating data and other information (including documents and records relating to internal controls) concerning the affairs of the Company and its Subsidiaries as such Member may reasonably request for a purpose related to such Member’s interest in the Company; provided that such inspection shall not adversely affect or interfere with the Company’s operation of the Business. In addition to the foregoing, the Company agrees to use commercially reasonable efforts to provide each Member (including such Member’s Representatives and such Member’s external auditor), upon reasonable request and

53 reasonable advance notice, access to any Manager, officer, employee, agent, supplier, vendor, third-party representative or other intermediary of the Company, if such access is requested in order to enable such party to comply with applicable Law, to enable such Member’s external auditor to perform its audit of such Member or such access as is reasonably necessary in connection with public reporting purposes and requirements. Any exercise of the inspection or access right pursuant to this 8.3(a) shall take place during regular business hours and upon reasonable advance notice to the Company, and the Company and its Subsidiaries shall not be required to cooperate with any inspection or access requests pursuant to this 8.3(a) that would unduly interfere with their business operations. 8.4 Liability. No Person shall have any liability to any other Person by virtue of this Agreement if any information exchanged or provided pursuant to this Agreement that is an estimate or forecast, or that is based on an estimate or forecast, is found to be inaccurate in the absence of fraud, bad faith or willful misconduct by the Person providing such information. ARTICLE IX DISSOLUTION, LIQUIDATION AND TERMINATION 9.1 No Dissolution. To the fullest extent permitted by applicable Law, each Member covenants that, except upon an event causing dissolution pursuant to 9.2, it will not apply for a decree of dissolution, or seek the appointment by a court of a liquidator for the Company. The Company shall not be dissolved by the withdrawal of any Member (subject to 9.2(c)) or the admission of Additional Members in accordance with this Agreement. Except as set forth in this Article IX, the Company is intended to have perpetual existence. 9.2 Events Causing Dissolution. Subject to 4.5, the Company shall be dissolved and its affairs shall be wound up upon the first to occur of the following events: (a) the unanimous determination of the Board to dissolve and terminate the Company; (b) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act; (c) upon the sale of all of the assets of the Company, unless the Board determines otherwise; or (d) at any time when there are no Members, unless the Company is continued in accordance with the Act. 9.3 Bankruptcy of a Member. The bankruptcy (including within the meaning of Section 18-101 and Section 18-304 of the Act) of a Member (a “Former Member”) shall cause such Former Member to immediately, without further action by any Person, cease to be a Member, but notwithstanding the occurrence of such event, the Company shall continue without dissolution. The receivership or dissolution of a Former Member shall not in and of itself cause the dissolution of the Company, and notwithstanding the occurrence of such event, the Company shall continue without dissolution under the management and control of the remaining Members,

54 unless there are no remaining Members. Without limiting the first sentence of this 9.3, each of the remaining Members shall have the right to purchase the Units of a Former Member at the Fair Market Value of such Units, and any such acquisition pursuant to this 9.3 shall be completed within 30 days after the determination of such Fair Market Value (subject to extension to the extent necessary to pursue any required regulatory approvals, including to allow for the expiration or termination of all waiting periods under applicable Law (including under Antitrust Laws and similar Laws of any state and local Governmental Authority)). If all or more than one remaining Member wishes to purchase such Former Member’s Units, each shall purchase that share of the Former Member’s Units pro rata in accordance with the respective number of Units owned by the acquiring Members, or as otherwise agreed. 9.4 Winding Up. (a) In the event of the dissolution of the Company pursuant to 9.2, the Company’s affairs shall be wound up by a liquidating trustee of the Company selected by the Board (in such capacity, the “Liquidating Agent”), which Liquidating Agent shall be a Person that does not have material commercial relationships with the Members and their respective Affiliates, knowledgeable about the Company’s business and operations (to the extent possible) and has substantial experience in the purchase and sale of businesses. (b) Upon dissolution of the Company and until the filing of a certificate of cancellation as provided in Section 18-203 of the Act, the Liquidating Agent may, in the name of, and for and on behalf of, the Company, prosecute and defend lawsuits, whether civil, criminal or administrative, settle and close the Company’s business, dispose of and convey the Company’s property or sell the Company (and its Subsidiaries) as a going concern, discharge or make reasonable provision for the Company’s liabilities, and distribute to the Members in accordance with 9.5 any remaining assets of the Company, all without affecting the liability of Members and without imposing any liability on any Liquidating Agent. (c) Except as otherwise provided in this Agreement (including 5.1(a)), the Members shall continue to share distributions and allocations during the period of liquidation in the same manner as before the dissolution, including in accordance with 5.1. (d) A reasonable time period shall be allowed for the orderly winding up and liquidation of the assets of the Company and the discharge of liabilities to creditors so as to enable the Liquidating Agent to seek to minimize potential losses upon such liquidation. Subject to the provisions of 9.5, the Liquidating Agent shall have reasonable discretion to determine the time, manner and terms of any sale or sales of the Company’s property pursuant to such liquidation. The provisions of this Agreement shall remain in full force and effect during the period of winding up and until the filing of a certificate of cancellation of the Company with the Secretary of State of the State of Delaware. (e) Upon the completion of the winding up of the Company, the Liquidating Agent or other duly designated representative shall file a certificate of cancellation of the Company with the Secretary of State of the State of Delaware as provided in Section 18-203 of the Act.

55 9.5 Distribution of Assets. (a) As soon as practicable upon dissolution of the Company, the assets of the Company (or liquidation proceeds) shall be distributed in accordance with 5.1(b). (b) The Liquidating Agent shall have the power to establish any reserves that, in accordance with sound business judgment, it deems reasonably necessary to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations, which reserves may be paid over to an escrow agent selected by the Liquidating Agent to be held by such agent for the purpose of paying out such reserves in payment of the aforementioned contingencies and upon the expiration of such period as the Liquidating Agent may deem advisable, making a distribution of the balance thereof to the Members in the manner provided in this 9.5. 9.6 Distributions in Cash or in Kind. Upon the dissolution of the Company, the Liquidating Agent shall use all commercially reasonable efforts to liquidate all of the Company assets in an orderly manner and apply the proceeds of such liquidation as set forth in 9.5; provided, that if in the good faith judgment of the Liquidating Agent, a Company asset should not be liquidated, the Liquidating Agent shall, to the extent reasonably practicable, distribute such asset, on the basis of its Fair Market Value, in accordance with 9.5, subject to the priorities set forth in 9.5; and provided, further, that the Liquidating Agent shall in good faith attempt to liquidate sufficient assets of the Company to satisfy in cash (or make reasonable provision for) the distribution in accordance with 9.5. 9.7 Claims of the Members. The Members and former Members shall look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members shall have no recourse against the Company, any Manager or any other Member. No Member shall have any obligation to make any Capital Contribution with respect to such insufficiency, and such insufficiency shall not be considered a debt owed to the Company or to any other Person. ARTICLE X MISCELLANEOUS 10.1 Further Assurances. Each of the Members shall, and shall cause its respective Affiliates to, from time to time at the request of another Party, without any additional consideration, furnish such requesting Member such further information or assurances, execute and deliver such additional documents, instruments and conveyances, and take such other actions and do such other things, as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and the transactions contemplated hereunder and give full effect to and consummate the transactions contemplated hereunder.

56 10.2 Amendments. (a) Subject to Exhibit B, this Agreement may be amended or modified (and the provisions of this Agreement waived by the Company) in writing only by the Initial Members; provided, that, in order to admit an additional Member of the Company in accordance with 2.1(d) and if the Class B Members have fully funded their aggregate Capital Commitment and have received the Target IRR on such Capital Contributions, this Agreement may be amended or modified (and the provisions of this Agreement waived by the Company) in a manner that is not disproportionately adverse to the Class B Members relative to the Class A Members, in their respective capacities as such, without the consent of the Class B Members. For the avoidance of doubt, any amendment or modification to the Class B Members’ governance rights or board seats shall be deemed to be disproportionately adverse to the Class B Members. (b) Any amendment or modification to this Agreement approved in compliance with this 10.2 shall be binding on the Company and all Members. (c) In addition, any amendment or modification of (i) this 10.2(c) shall require the prior written consent of all the Members, (ii) this Agreement that (w) materially and adversely affects a Member in its capacity as a Member disproportionately as compared to other Members holding a different class or series of Units, (x) materially and adversely affects a Member in its capacity as a Member disproportionately as compared to other Members holding the same class or series of Units, (y) diminishes or eliminates a Member’s express rights or benefits under the terms of this Agreement (including any adverse effect on the Units and distributions in respect of the Units pursuant to 5.1), or (z) increases the liabilities, duties or obligations of a Member in its capacity as a Member (including any obligation of a Member to contribute capital to the Company or modifying the limited liability of a Member) shall, in each case, require the prior written consent of such Member and (iii) of this Agreement that materially and adversely affects any class of Members or series of Units as compared to any other class of Members or series of Units shall require the prior approval of a majority of the Members holding such class or series (based on the number of Units held). (d) Notwithstanding 10.2(a) and 10.2(c), the Board may, subject to 4.5, amend, without the consent of the Members: (i) this Agreement solely in order to reflect the fact that a new Member admitted in accordance with the terms of this Agreement has agreed to become bound by, and subject to, this Agreement; (ii) this Agreement and the Certificate of Formation in order to change the name of the Company to the extent such change of name is permitted pursuant to this Agreement; and (iii) Exhibit A, to reflect changes required pursuant to changes in the Members (including the admission of additional Members), the number and ownership of Units (or other Equity Securities of the Company), Capital Contributions and Membership Percentages in accordance with the terms of this Agreement.

57 (e) The Company shall deliver a copy of all amendments or modifications to each of the Members within 24 hours of their adoption pursuant to the terms of this Agreement. 10.3 Waiver. Any failure of a Member to comply with any obligation, covenant, agreement or condition contained herein may be expressly waived in writing by the other Members in the event of any such failure by such Member. The waiver by any Member to this Agreement of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. 10.4 Entire Agreement. This Agreement, together with the other Transaction Documents (including any exhibit and schedules hereto and thereto), constitutes the entire agreement amongst the Members with respect to the subject matter of this Agreement and supersedes any prior discussion, correspondence, negotiation, proposed term sheet, agreement, understanding or arrangement, and there are no agreements, understandings, representations or warranties amongst the Members other than those set forth or referred to in this Agreement. 10.5 Third-Party Beneficiaries; Parties in Interest. There shall be no third-party beneficiaries of this Agreement, any Transaction Document or any exhibit, annex or schedule hereto or thereto, and none of them shall confer on any Person other than the parties hereto and thereto any claim, cause of action, right or remedy including any right to contract or any right to employment or continued employment; provided, however, any Person entitled to exculpation, indemnification or advancement pursuant to 7.5 who is not a party to this Agreement is an express third-party beneficiary of this Agreement to the extent required for purposes of 7.5 (provided, that all claims for indemnification shall be made only in the name and on behalf of such Person by a Member). 10.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. Except for the rights, remedies and claims of the Persons set forth in 7.5, the rights under this Agreement may be assigned by a Member to a Transferee of all or a portion of such Member’s Units Transferred to the extent permitted (or not restricted) in accordance with the terms and conditions of this Agreement, it being understood and agreed that the assignment of any rights under this Agreement shall not constitute admission to the Company as a Member unless and until such Transferee is duly admitted as a Member in accordance with the terms of this Agreement. 10.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such a determination, the Members shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Members as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

58 10.8 Governing Law and Venue; Waiver of Jury Trial; Specific Performance. (a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the Laws of a different jurisdiction. (b) Except as otherwise specifically provided herein (including in 6.5), each Member irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, solely if such court declines jurisdiction, in any federal court located in the State of Delaware) any Action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such Action may be heard and determined in such court. Each Party hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action. The Members further agree, (i) to the extent permitted by Law, that final and nonappealable judgment against any of them in any Action contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment and (ii) that service of process upon such Member in any such Action shall be effective if notice is given in accordance with 10.9. (c) Each Member and the Company irrevocably and unconditionally waives trial by jury in any Action brought by any of them against the other arising out of or in any way connected with this Agreement, or any other agreements executed in connection herewith or the administration thereof or any of the transactions contemplated hereby. Neither the Members nor the Company shall seek a jury trial in any Action based upon, or arising out of, this Agreement or any related instruments or the relationship amongst the Members and the Company. Neither the Members nor the Company will seek to consolidate any such Action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. Each Members and the Company certify that it has been induced to enter into this Agreement or instrument by, among other things, the mutual waivers and certifications set forth above in this 10.8. No Party has in any way agreed with or represented to any other Party that the provisions of 10.8 will not be fully enforced in all instances. (d) The Members and the Company acknowledge and agree that irreparable damage would occur and that the Members and the Company would not have any adequate remedy at law if any provision of 2.1, Article VI, 7.1 and 7.7 of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Members and the Company shall be entitled to an injunction or injunctions to prevent breaches of 2.1, Article VI, 7.1 and 7.7 of this Agreement and to enforce specifically the performance of the terms and provisions hereof in accordance with this 10.8, without proof of actual damages (and each of the Members and the Company hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Members and the Company further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of

59 monetary damages would provide an adequate remedy for any such breach or that the Members and the Company otherwise have an adequate remedy at law. 10.9 Notices. All notices and other communications to be given or made hereunder shall be in writing and shall be deemed to have been duly given or made (a) on the date of delivery to the recipient thereof if received prior to 5:00 p.m. in the place of delivery and such day is a Business Day (or otherwise on the next succeeding Business Day) if (i) served by personal delivery or by an internationally recognized overnight courier service to the Person for whom it is intended or (ii) delivered by registered or certified mail, return receipt requested, or (b) on the date of transmittal if sent by email prior to 5:00 p.m. Eastern Time on a Business Day (or otherwise on the next succeeding Business Day), provided no “bounce back” or similar message of non-delivery is received with respect thereto, in each case to the address provided immediately below (or at such other address as such Party shall designate by like notice): to the Company or the Class A Members: Ameresco, Inc. 111 Speen Street Framingham, MA 01701 Attention: David J. Corrsin; Mark Chiplock Email: [*****] and a copy (which copy shall not constitute notice) to: Kirkland & Ellis LLP 609 Main Street Houston, TX 77002 Attention: Cyril V. Jones, P.C. Email: [*****] Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attn: David Feirstein, P.C.; Heath Mayo Email: [*****] to the Class B Members: HASI Celtic Investor LLC c/o Hannon Armstrong Capital, LLC One Park Place, Suite 200 Annapolis, MD 21401 Attention: Legal Department, Asset Management Email: [*****]

60 and a copy (which copy shall not constitute notice) to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166-0193 Attention: Daniel S. Alterbaum; Nicholas H. Politan Jr. Email: [*****] 10.10 Counterparts. This Agreement may be executed in one or more counterparts, and by either of the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf, .tif, .gif or similar attachment to electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement. 10.11 Interpretation; Construction. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to an Annex, Exhibit, Article, Section or Schedule, such reference shall be to an Annex, Exhibit, Article, Section or Schedule to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). The terms defined in the singular have a comparable meaning when used in the plural and vice versa. Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive. Currency amounts referenced herein are in U.S. Dollars. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein shall have the meaning given to them as set forth in this Agreement. References to “written” or “in writing” include documents in electronic form or transmission by email. (c) Except as otherwise specifically provided herein, all references in this Agreement to any Law include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and shall also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith; provided, that for purposes of any representations and warranties set forth in this Agreement that are made as of a specific date, references to any Law shall be deemed to refer to such Law as amended as of such date.

61 (d) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. (e) This Agreement has been drafted jointly through the exchange of drafts hereof, so no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Remainder of page intentionally left blank; signature pages follow.

[Signature Page to Amended and Restated Limited Liability Company Agreement of Neogenyx Fuels LLC] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above. INITIAL CLASS A MEMBER AMRC BIOFUELS HOLDCO LLC By: _/s/_Mark A Chiplock__________________________ Name: Mark A. Chiplock Title: Authorized Representative INITIAL CLASS B MEMBER: HASI CELTIC INVESTOR LLC By: /s/ Charles W. Melko __________________________ Name: Charles W. Melko Title: Senior Managing Director and Treasurer

[Signature Page to Amended and Restated Limited Liability Company Agreement of Neogenyx Fuels LLC] CLASS A MEMBERS’ PARENT Soley for purposes of 6.5: AMERESCO, INC. By: __/s/ George P. Sakellaris______________________ Name: George P. Sakellaris Title: Chief Executive Officer

1 ANNEX A DEFINITIONS “Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq. “Action” means any legal, administrative, regulatory or other action, suit, claim, complaint, litigation, investigation, audit, proceeding, arbitration, assessment, inquiry or other similar dispute. “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, such first Person; provided, that the term Affiliate (a) when used with respect to any Class B Member or any of its Affiliates, shall not include the Company or any of its Subsidiaries or Joint Ventures and (b) when used with respect to the Company or any of its Subsidiaries, shall not include any Class B Member or any of its Affiliates. “Ameresco” means, collectively, Ameresco, Inc., a Delaware corporation, and its successors and assigns. “Annual Operating Budget” means the direct expenses reasonably necessary for the operation of Projects in a given Fiscal Year (excluding for the avoidance of doubt, any amounts spent pursuant to the Construction Budget or the G&A and Development Budget) in the form set forth on Exhibit H. The Annual Operating Budget shall be automatically, and without further approval needed from the Board or any Member, increased for each Project that achieves commercial operations (at which point such Project shall no longer be subject to the Construction Budget) to account for the cost of operating such Project consistent with the Company’s standard procedures and historical practices for operations. “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Anti-Kickback Act of 1986, the UK Bribery Act, and any similar Laws in any other country or region with jurisdiction over any party to this Agreement or where any such party has operations. “Anti-Money Laundering Laws” means Laws relating to money laundering, including financial recordkeeping and reporting requirements, which apply to the business, assets or dealings of any party to this Agreement or where any such party has operations and any related or similar Law issued, administered or enforced by any Governmental Authority; including 18 U.S.C. §§ 1956, 1957, and 1960, 31 U.S.C. § 5311 et seq., the UK Proceeds of Crime Act 2002, and the UK Terrorism Act 2000, as amended. “Antitrust Law” means all U.S. and non-U.S. antitrust, competition or other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition. “Auditor” means a firm of independent certified public accountants selected by the Board.

2 “Availability Period” means the earlier to occur of (a) period beginning on the date hereof and ending on [*****] of the date hereof and (b) the date on which the Remaining Capital Commitment of the Class B Members has been reduced to $0. “Business Day” means any day ending at 11:59 p.m. (Eastern Time) other than a Saturday, a Sunday or a day on which banks in the City of New York, the City of Boston, Massachusetts and the City of Annapolis, Maryland are authorized or obligated by Law or executive order to close. “Business Plan” means the business plan of the Company approved by the Board in accordance with the terms of this Agreement. “Capital Commitment” means, with respect to any Member as of any time, the total contributions committed to the Company by such Member in respect of the Units held by such Member. The initial Capital Commitment of each Member in respect of the Units held by such Member, as of the Effective Date, is as set forth on Exhibit A; and, unless otherwise agreed by the Company and the Members in writing, no such Capital Commitment may be amended or modified in connection with the approval of the Operations and Development Budget or Business Plan hereunder. “Capital Contributions” means, with respect to any Member, the Initial Capital Contributions and any subsequent capital contributions actually made (or deemed to have been made) in respect of the Units held by such Member in accordance with the terms of this Agreement (it being understood, for the avoidance of doubt, that a Remaining Capital Commitment shall not constitute a deemed Capital Contribution). “Change of Ameresco Control” means with respect to the Class A Member and its Affiliates, any (i) merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, business combination or similar transaction involving Ameresco or (ii) acquisition by any Person or group (as defined under Section 13 of the Exchange Act) of all or substantially all of the assets of, or a majority of the Equity Securities of, Ameresco, whether by purchase, conversion, exchange, reclassification, or automatic conversion upon transfer, in each case, resulting in (x) any Person or group (as defined under Section 13 of the Exchange Act) becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, 50% or more of the total voting power of Ameresco, (y) a change in voting control whereby the Founder Group ceases to beneficially own, directly or indirectly, a greater percentage of the total voting power than any other Person or group (as defined under Section 13 of the Exchange Act) or (z) the individuals that constitute a majority of the board of directors of Ameresco immediately prior to such transaction no longer constituting a majority of the board of directors of Ameresco following such transaction. “Change of Member Control” means, with respect to any Member, a transaction or other event that causes either (i) such Member to cease to be Controlled by such Member’s Parent, or (ii) the Parent of such Member not to own more than 50%, in the aggregate, of the equity interests of such Member, in either case, directly or indirectly and legally or beneficially. “Class A Members” means the Initial Class A Member and any Affiliate thereof that becomes a Member in accordance with the terms hereof and for so long as it remains a Member.

3 “Class B Members” means the Initial Class B Member and any Affiliate thereof that becomes a Member in accordance with the terms hereof and for so long as it remains a Member. “Closing” has the meaning set forth in the CEPA. “Code” means the Internal Revenue Code of 1986, as amended. “Company Competitor” means any Person the substantial majority of whose revenue is generated by business that is substantially similar to the Business. “Company Entities” means the Company and its Subsidiaries, collectively and “Company Entity” means any of them, individually. “Company Sale” means any single transaction or series of related transactions, directly or indirectly, involving (a) any merger, amalgamation, consolidation, share exchange, business combination, sale or issuance of Equity Securities (on a primary or secondary basis) or similar transaction of the Company, to, with or into one or more bona fide third parties pursuant to which more than 50% of the outstanding Equity Securities of the Company and more than 50% of the aggregate voting power of the Company will be acquired directly or indirectly by such third party or parties (including for purposes of these tests the Equity Securities and voting power of the Company held directly or indirectly by the Class B Members or by the Class A Members being directly or indirectly acquired by such third party or parties, in proportion to the percentage of the Equity Securities in such Class B Member or such Class A Member being acquired in such transaction(s)) or (b) the sale, Transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries (including by means of merger, consolidation, other business combination, exclusive license, share exchange or other reorganization); provided, however, that any Transfer of the equity interests, including any Change of Ameresco Control shall not constitute a Company Sale. “Confidential Information” means any information, whether written, oral or electronic concerning the Members or any of their respective Affiliates, the Company or any of its Subsidiaries or the financial condition, business, operations or prospects of the Members or any of their respective Affiliates or the Company or any of its Subsidiaries in the possession of or furnished to the Company or any Member, as applicable, including the terms of this Agreement; provided, that the term “Confidential Information” shall not include information that (a) is or becomes generally available to the public other than as a result of a disclosure by such Person or its Affiliates or any of their respective Representatives in violation of this Agreement, (b) was available to such Person on a non-confidential basis prior to its disclosure to such Person or its Representatives by the Company or the other Members or their Representatives and was not known by such Person to be subject to a legal, contractual or fiduciary obligation of confidentiality, (c) becomes available to such Person on a non-confidential basis from a source (other than the Company or the other Members or their Representatives) after the disclosure of such information to such Person or its Representatives by the Company or the Members or their Representatives, which source is (at the time of receipt of the relevant information) not, to such Person’s knowledge, bound by a confidentiality agreement with (or subject to another legal, contractual or fiduciary obligation of confidentiality to) the Company, the other Members or any other Person, or (d) is

4 independently developed by or on behalf of such Person or its Affiliates without the use of any such information that would otherwise be Confidential Information hereunder. “Construction Budget” means the funds reasonably necessary for (i) the Pre-Approved Projects, (ii) Projects that satisfy the Pre-NTP Checklist, which Projects shall be deemed approved and funded without any additional approval or separate budget process required and (iii) the development of new Projects that do not meet the Pre-NTP Checklist but are separately approved by the Board. “Control” means, as to any Person, the power, directly or indirectly, to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, including the ownership, directly or indirectly, of Equity Securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. The terms “Controlled by”, “Controlled”, “under common Control with” and “Controlling” shall have correlative meanings. “Controlling Equity Securities” means Equity Securities of a Person that collectively permit the holder thereof to direct the business and operations of such Person. “Debt Service Coverage Ratio” means the ratio of unlevered cash flow available for debt service to principal and interest payments. “Decommissioning Projects” has the meaning set forth in the CEPA. “Deemed Liquidation Event” means any Company Sale or any dissolution of the Company set forth in 9.2. “Default Rate” means an interest rate equal to [*****] per annum (but in no event in excess of the maximum per annum rate of interest permitted by Law), which shall accrue on a daily basis and compound on an annual basis. “Defaulting Assets” means, with respect to arrangements in which HASI or its Affiliate is a lender to a Person that engages in the Business, the assets underlying such arrangement that are the subject of an event of default or similar provision with respect to which HASI or such Affiliate has elected to pursue foreclosure or similar remedies under such arrangement. “Disqualified Person” means each of (a) any “tax-exempt entity” as that term is defined in Code Section 168(h)(2) or “tax-exempt controlled entity” within the meaning of Code Section 168(h)(6)(F)(iii); provided that, any such Person shall not be considered to be described in this clause (a) if (i) the exception under Section 168(h)(1)(D) of the Code applies with respect to the income of that Person that is attributable to the Company or any entity in which the Company holds a direct or indirect equity interest, (ii) the Person is not a “United States person” (as defined in Section 7701(a)(30) of the Code) and the exception under Section 168(h)(2)(B)(i) of the Code applies with respect to the income of that Person that is attributable to the Company or any entity in which the Company holds a direct or indirect equity interest, or (iii) such Person is not treated as a “tax-exempt controlled entity” under Section 168(h)(6)(F) of the Code as a result of having made an election under Section 168(h)(6)(F)(ii) of the Code, (b) a mutual savings bank, cooperative bank, or domestic building and loan association to which Section 593 of the Code

5 applies, (c) a regulated investment company or real estate investment trust subject to taxation under subchapter M, chapter 1 of the Code, (d) a cooperative organization described in Section 1381(a) of the Code, and (e) a partnership or other pass-through entity (including a Person that is treated as an entity disregarded as separate for federal income tax purposes) if a direct or indirect partner (or other holder of an equity or profits interest) that is the owner of an interest in such partnership or other pass-through entity (i) is an entity described in clause (a) through clause (d) and (ii) directly or indirectly through one or more partnerships or other pass-through entities owns or holds its interest in such partnership or other pass-through entity; provided, that, a Person described any of clause (a) through clause (e) of this definition shall not be considered a Disqualified Person (x) if such Person directly or indirectly owns and holds all its interest in the Company through a domestic corporation (as defined in Code Section 7701(a)) (other than a corporation that is a “tax-exempt controlled entity” (within the meaning of Code Section 168(h)(6)(F)(iii)) and other than a corporation that is otherwise described in any of clause (a) through clause (d) of this definition) that is subject to taxation under subchapter C of the Code and (y) if such domestic corporation does not own or hold any portion of its interest in the Company through a Person described in any of clause (a) through clause (e) of this definition. “Disqualified Transferee” means (a) a Person who is then bankrupt, (b) a Person who is, or is an Affiliate of any Person who is, a Prohibited Person or (c) a Person that constitutes a Specified Foreign Entity or a Specified Foreign-Influenced Entity. “Emergency” means any unforeseen event, circumstance, or condition that, unless remedied or addressed imminently, poses an actual or imminent risk of (i) imminent death of or bodily harm to an individual, (ii) material damage to, or destruction or loss of, any material property of the Company or any of its Subsidiaries; (iii) material violation of applicable Law in respect of health, safety or the environment; or (iv) otherwise constitutes an emergency or exigent circumstance that, if not promptly addressed, would reasonably be expected to result in material harm to the Company or any of its Subsidiaries. “Emergency Expenditure” has the meaning set forth in 8.2(e) of this Agreement. “Equity Securities” means, with respect to any Person, (a) any capital stock, partnership interests, limited liability company interests, units or any other type of equity interest, or other indicia of equity ownership (including profits interests), (b) any security convertible into or exercisable or exchangeable for, with or without consideration, any of the foregoing (including any option to purchase such convertible security), (c) any security carrying any warrant or right to subscribe to or purchase any security described in clause (a) or clause (b), (d) any such warrant or right or (e) any security issued in exchange for, upon conversion of or with respect to any of the foregoing securities of such Person. “Excluded Assets” shall have the meaning ascribed to such term in the CEPA. “Excluded Liabilities” shall have the meaning ascribed to such term in the CEPA. “Excluded Ownership Interests” means the 1% interest held by Ameresco in one of the Company’s Subsidiaries as a part of a tax credit transfer agreement structure created for the Company’s Projects that have (or will have) ITCs to sell.

6 “Fair Market Value” means, as of any date and with respect to any asset or securities, the fair market value for such assets or securities as between a willing buyer and a willing seller in an arm’s-length transaction occurring on the effective date of valuation, as determined in good faith by the Board in its reasonable discretion based on such factors it deems relevant without taking into account any minority or illiquidity discount; provided, that, if any Class B Member disagrees with the Board’s determination of the Fair Market Value of any asset or securities, such Class B Member shall attempt in good faith to resolve such disagreement and if such disagreement is not fully resolved after 10 Business Days, the Class B Member may cause the Company to retain an independent qualified evaluator (who must be reasonably acceptable to the Board), whose valuation (absent manifest clerical error) shall be final and binding on the Company and all the Members. “Family Member” means, with respect to any natural person, any member of the immediate family of such natural person, which is deemed to include parents, children and siblings (whether by blood, through adoption or in-law), and any domestic partner or common-law spouse (in each case, whether made official under Law or not) of such natural person. [*****] “Founder Group” means George P. Sakellaris and his “Permitted Transferees” (as defined in Ameresco’s certificate of incorporation, as amended from time to time), together with their respective Controlled Affiliates and affiliated investment or estate planning vehicles. “G&A and Development Budget” means the early development spend for Projects that have not yet satisfied the Pre-NTP Checklist, general and administrative expense budget of the Company substantially in the form set forth on Exhibit I. “GAAP” means United States generally accepted accounting principles, consistently applied. “Governmental Entity” has the meaning set forth in the CEPA. “Guaranty” has the meaning set forth in the CEPA. “HASI” means, collectively, HA Sustainable Infrastructure Capital, Inc., a Delaware corporation, and its successors and assigns. “Indemnified Guaranties” has the meaning set forth in the CEPA. “Initial Capital Contribution” means, with respect to each Initial Member, the contributions made (or deemed to have been made) in respect of the Units held by such Initial Member at or before the Closing, as set forth in Exhibit A. “Interested Party” with respect to the Company or any Subsidiary thereof, means (a) any Member or any Affiliate of any Member, (b) any director, manager, officer or employee of any Member or any such Affiliate or (c) any Family Member of any Person described in clause (b).

7 “Intermediate Holdco” means any Person (other than any Joint Venture) in which the Company, directly or through one or more of its direct or indirect wholly owned subsidiaries, owns equity securities and in which the purpose of such Person is to hold equity securities of Subsidiaries of the Company. “IPO” means the initial listing of the Equity Securities of the Company or its successor or an affiliated IPO entity on the New York Stock Exchange or the Nasdaq Stock Market, including through (a) a firm commitment underwritten public offering led by a nationally recognized underwriting firm pursuant to an effective registration statement filed under the Securities Act, (b) a direct listing, (c) an “UP-C structure” or (d) a business combination transaction with a special purpose acquisition company. “IRR” means, as of any date of determination, a calculation using the IRR function in Microsoft Excel (or if such program is no longer available, a similar software program function thereto for calculating internal rate of return), to determine the internal rate of return, compounded annually on a pre-tax basis on any Units. IRR shall be calculated on a pre-tax basis on the basis of the actual number of days elapsed over a 365-day or 366-day year, as the case may be for the actual number of days occurring in the Fiscal Year for which the IRR is being determined. For purposes of calculating IRR on any Units as of any date of determination, (i) the aggregate amount of all additional Capital Contributions actually made with respect to such Units prior to and as of such date shall be taken into account, (ii) the aggregate amount of all distributions paid with respect to such Units prior to and as of such date shall be taken into account (i.e., shall decrease the amount of the distributions necessary on such date to generate the applicable IRR) and (iii) other than in connection with a Drag Transaction, any proceeds received or obtained by the applicable Person in connection with the Transfer of any Units shall not be included in the determination of IRR with respect to such Units. For the avoidance of doubt, the calculation of IRR shall exclude (a) any amount of the Class B Members’ Remaining Capital Commitment that is funded for the purpose of reimbursing Ameresco or one of its Affiliates for the Indemnified Guaranties, (b) distributions by the Company to the Class B Members that are funded by [*****] (but only to the extent funded by [*****]) and (c) any Mandatory Contribution Default Amount and/or Default Amount (to the extent not then-cured). “ITC” means the investment tax credit under Section 48 of the Code. “Joint Venture” means any Person of which the Company (x) directly or indirectly owns 50% or less of the outstanding equity interests (which equity interests shall include, for the avoidance of doubt, profits interests) or (y) cannot direct or control the operations of such Person (including, for purposes of this clause (y), a Person in which a third party has significant negative consent or control rights with respect to the business and operation of such Person) and, in each case, includes any Subsidiaries of such Person. “Law” means any federal, state, local or non-U.S. law, statute or ordinance, common law, or any rule, regulation, standard, judgment, Order, writ, injunction, decree, arbitration award, agency requirement, license or Permit of any Governmental Authority. “Liquidity Shortfall” means an unexpected, imminent and material liquidity shortfall as a result of anticipated liabilities of the Company that, in the reasonable judgment of the Class A

8 Member, cannot be readily and expeditiously funded through means other than additional Capital Contributions. “Lock-up Period” means, with respect to all Units, the third anniversary of the date of this Agreement. “Management Holdco” means a special purpose vehicle through which certain directors, officers, employees or consultants of the Company indirectly hold interests in the Company in connection with an equity incentive, employment or consulting arrangement (as may be determined by the Board and the Class A Members and the Class B Members in accordance with this Agreement). “Member” means, at any time, for so long as such Person holds any Units, (a) each Class B Member, (b) each Class A Member and (c) any other Person who, after the Closing, is admitted to the Company as a Member in accordance with the terms of this Agreement. No Person that is not a Member shall be deemed a “member” of the Company under the Act. “Membership Percentage” means, with respect to any Member as of any time, the number of Units owned by such Member at such time divided by the aggregate number of outstanding Units. “Net Operating Cash Flows” means, as reasonably determined by the Board after deducting the actual or anticipated, direct or indirect, expenses, working capital needs or liabilities (actual, contingent or otherwise), including any debt service obligations of the Company or its Subsidiaries or for the operation of the business of the Company or its Subsidiaries or other reasonable reserves established by the Board, the net cash receipts from Company operations, including revenues, if any, from any production tax credits, including Section 45Z Credits; provided, however, that [*****] shall not constitute Net Operating Cash Flows for purposes of this Agreement, except as set forth in 5.1(a). An illustrative calculation of Net Operating Cash Flows is attached hereto as Exhibit D. “NTP Checklist” means the criteria set forth in the checklist included in Exhibit K. “Operations and Development Budget” means the annual operating budget of the Company approved by the Board in accordance with 8.2(a) for the applicable period set forth therein (which will be one Fiscal Year unless otherwise approved by the Board with unanimous consent) which shall consist of (i) the G&A and Development Budget, (ii) the Annual Operating Budget and (iii) the Construction Budget. “Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling or writ of any arbitrator, mediator or Governmental Authority. “Parent” means, with respect to any Person, the Person or Persons who directly or indirectly Control such Person. As of the Effective Date, the Parent of the Class A Members is Ameresco and the Parent of the Class B Members is Hannon Armstrong Capital, LLC.

9 “Partnership Subsidiary” means any entity that is classified as a partnership for federal income tax purposes in which the Company owns a direct or indirect interest. “Per Unit Purchase Price” means (a) until the end of the Availability Period, with respect to each Class A Unit and each Class B Unit, $100 and (b) following the end of the Availability Period, an amount determined [*****]; provided, that if a Member reasonably objects on the basis that such book value is not fairly reflective of the then-current actual value of the Company, then the Members shall follow Independent Evaluator procedures set forth in 6.5 (mutatis mutandis) to determine the Per Unit Purchase Price. [*****] “Permit” means any consent, license, permit, waiver, approval, authorization, certificate, registration or filing issued by, obtained from or made with a Governmental Authority. “Person” means any natural person, corporation, company, partnership (general or limited), limited liability company, trust or other entity. “Pre-Approved Projects” means the Projects set forth on Exhibit E attached hereto, each of which are deemed approved without any further action, vote, or budget authorization required. “Pre-Closing Reorganization” has the meaning set forth in the CEPA. “Pre-NTP Checklist” means the criteria set forth in the checklist included in Exhibit J. “Prohibited Person” means any Person that is the subject of (or would reasonably be expected to cause the Company, the Members, or its or their respective Affiliates to become the subject of) Sanctions or similar restrictions under Trade Control Laws, including (a) any Person identified on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including but not limited to the Specially Designated Nationals and Blocked Persons List, Sectoral Sanctions Identification List, and Foreign Sanctions Evaders List maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control; the Denied Persons, Unverified, Military End User, and Entity Lists, maintained by the U.S. Department of Commerce’s Bureau of Industry and Security; the Debarred List and non-proliferation sanctions lists maintained by the U.S. Department of State’s Directorate of Defense Trade Controls; the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions, maintained by the European Union; the Consolidated List of Assets Freeze Targets, maintained by His Majesty’s Treasury (U.K.); the United Nations Security Council Consolidated List, maintained by the UN Security Council Committee; and any other similar list maintained by any other Governmental Authority having jurisdiction over any party to the Agreement; (b) any Person that is, in the aggregate, 50% or greater owned, directly or indirectly, or otherwise Controlled by a Person or Persons described in clause (a) so as to subject the Person to the same or substantially similar Sanctions or Trade Control Laws restrictions; (c) any Person that is organized, ordinarily resident, or located in a Sanctioned Jurisdiction; or (d) reasonably expected to cause the Company, the Members, or its or their respective Affiliates to be in violation of counterterrorism Laws, Anti-Corruption Laws, Anti- Money Laundering Laws, Trade Control Laws, Sanctions, or other similar regulations (in each case, after giving effect to an adverse determination under any ongoing civil or criminal litigation under such laws).

10 “Project” means any entity that the Company owns or otherwise holds a direct or indirect interest (economic or otherwise) in and that is within the scope of the Business. “Project Company” has the meaning set forth in the CEPA. “Project Criteria” means the Pre-NTP and NTP Checklists. “Property” means all real and personal property (whether tangible or intangible) owned by the Company, including (a) cash, (b) current assets (such as accounts receivable), (c) contract rights, (d) investments (such as shares, stocks, securities, notes, bonds, debentures, derivative financial instruments, and other similar financial assets), and (e) any improvements to real or personal property. “Qualified Operator” means any Person that has owned, directly or indirectly through a Controlled Affiliate or operated and developed directly or indirectly through an Affiliate landfill gas projects capable of delivering in the aggregate greater than 2,000,000 MMBtu per year during the two years prior to the applicable date; provided, that the requirements in this definition may be satisfied by entering into an operations and maintenance agreement and an asset management agreement in form and substance reasonably satisfactory to the Class B Members with a third- party operator and asset manager than meets the conditions specified above to the reasonable satisfaction of the Class B Members. “Recapture Period” means any period during which any direct or indirect subsidiary (or any other Person in which the Company directly or indirectly owns an interest that is treated as an equity interest for U.S. federal income tax purposes) of the Company is subject to recapture of the ITC under Section 50 of the Code. “Related Party” means each of (i) at any time during the Section 45Z Period, any Person who is considered for U.S. federal income tax purposes to be purchasing fuel produced by a Project and who is related to the Company within the meaning of Section 45Z(f)(3) of the Code or any successor provision and (ii) any Person that causes, or would cause, the Company or any of its Subsidiaries to be related to or have a relationship with, for purposes of Section 267(b) or Section 707(b)(1), any taxpayer treated as purchasing fuel produced from a Project. “Remaining Capital Commitment” means, with respect to any Member as of any time, the Capital Commitment of such Member less any amounts funded by such Member with respect to such Capital Commitment prior to such time, as set forth on Exhibit A. “Representative” means, with respect to any Person, the Affiliates of such Person and the officers, directors, managers, members, equityholders, partners, employees, attorneys, accountants, financial advisors, agents, consultants, professional advisors and other representatives of such Person and its Affiliates. “RNG Industry Participant” means a Person that derives a material portion of its revenues from business that is substantially similar to the Business (but excluding any Company Competitor).

11 “Sanctioned Jurisdiction” means a country or territory that is, or since April 24, 2019, has been, the subject or target of comprehensive sanctions (including, Cuba; Iran; North Korea; Syria (until July 1, 2025); and the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic, Kherson, and Zaporizhzhia regions of Ukraine). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations, the United Kingdom, the European Union or any other country or region with jurisdiction over any party to this Agreement or where any such party has operations. “Section 45Z Credit” means the clean fuel production credit tax credit under Section 45Z of the Code. “Section 45Z Period” means the period commencing on the Effective Date and continuing until, and through, December 31, 2029; provided, that, any production of fuel that occurs on or prior to December 31, 2029, but is sold subsequent to December 31, 2029, shall be treated as though such fuel both had been produced and sold on or prior to December 31, 2029 (and, accordingly, shall be subject to the restrictions and conditions set forth in this Agreement related to Section 45Z Period); provided, further, that, if the December 31, 2029 date set forth in Section 45Z(g) of the Code subsequently is amended, modified, or extended to a date other than December 31, 2029, then this definition of Section 45Z Period shall be amended, without any further action by any of the Members, the Managers, or the Company, to account for such amendment, modification, or extension to Section 45Z(g) of the Code (or its corresponding or successor provision) (such that, solely by way of example, if December 31, 2029 in Section 45Z(g) of the Code is amended to December 31, 2031, then this definition of Section 45Z Period automatically be amended and revised with the result that the Section 45Z Period shall not terminate until December 31, 2031). “Securities Act” means the Securities Act of 1933, as amended. “Specified Foreign Entity” has the meaning set forth in Section 7701(a)(51)(B) of the Code. “Specified Foreign-Influenced Entity” has the meaning set forth in Section 7701(a)(51)(D)(i)(I) of the Code. “Specified Regulatory Regime” means any of the following Laws to which the Company or any of its Subsidiaries is subject as of the date hereof: (a) U.S. federal, state or local public utility commission Laws, (b) Antitrust Laws and (c) CFIUS and other foreign direct investment Laws. “Subsidiary” means, with respect to any Person, any other Person (a) of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors (or other Persons performing similar functions) of such other Person is directly or indirectly owned or Controlled by such Person and/or by one or more of its Subsidiaries or (b) if such other Person is a partnership, limited partnership, limited liability

12 company or other similar entity, (i) the securities or ownership interests conveying, directly or indirectly, a majority of the economic interests in such other Person are directly or indirectly owned or Controlled by such Person and/or by one or more of its Subsidiaries or (ii) such Person and/or one or more of its Subsidiaries serves as the general partner or managing member of such other Person or otherwise Controls such other Person; provided, that the term Subsidiary, when used with respect to any Member or any of its Affiliates, shall not be deemed to include the Company or any of its Subsidiaries solely by virtue of any Member’s ownership of Equity Securities in the Company. “Tangible Net Worth” means, with respect to any Person, (a) all shareholders’ equity in such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP (less the value of all assets properly classified as intangible assets under GAAP) or (b) if such Person is a fund or similar entity, the sum (without duplication) of: (i) all partners’ equity in such Person (determined in accordance with GAAP) plus (ii) the unpaid capital commitments of the partners in such Person determined in accordance with such Person’s limited partnership agreement or equivalent constituent documents (other than the unpaid capital commitment of any defaulting partner or any partner whose commitment could not be unconditionally called), less (iii) the sum of (A) the amount of any liabilities of such person, determined in accordance with GAAP and to the extent not already taken into account in the calculation of partners’ equity pursuant to clause (i) and (B) the full amount of unfunded obligations of such Person to or related to investments and other activities of such Person (including amounts committed to be funded on a conditional or contingent basis). “Target IRR” means an IRR equal to 9%. “Trade Control Laws” means all Laws relating to export, reexport, transfer, and import controls, including those administered by the United States (including by the U.S. Department of Commerce, the U.S. Department of State, or U.S. Customs and Border Protection), the European Union, any EU Member State, or any other relevant Governmental Authority jurisdiction over any party to this Agreement or where any such party has operations. “Transaction Documents” shall mean, collectively, the CEPA, the Guaranty and the Transition Services Agreement. “Transition Services Agreement” has the meaning set forth in the CEPA. “Transfer” means the sale, transfer, assignment, conveyance, gift, exchange or other disposition of membership interests in the Company, whether directly by a Member or indirectly by way of a Change of Member Control, including the creation of an Encumbrance (other than in connection with a Permitted Transfer), but including any such sale, transfer, assignment, conveyance, gift, exchange or other disposition in connection with, or in lieu of, the foreclosure of an Encumbrance; provided, that, for the avoidance of doubt, “Transfer” does not include a Change of Ameresco Control or any other sale, assignment, transfer, conveyance, gift, exchange or other disposition in or above a Member’s Parent. “Transferee”, “Transferred”, “Transferring”, and “Transferor” shall have correlative meanings.

“**Treasury Regulations**” means the regulations promulgated under the Code as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“**Unit**” means each of the limited liability company interests in the Company, including the Class A Units, the Class B Units and the Profits Units, which have the terms set forth in this Agreement and, to the extent not inconsistent with this Agreement, in the Act, and which are divided into equal proportionate units, including fractional units.

Each of the following terms is defined in the Section set forth opposite such term:

Term	**Section**
Absent Manager	Section 4.3(d)
Absent Member	Section 3.6(a)
Accelerated Profits Unit	Annex C, Section 1.1(d)
Additional Capital Contribution Default	Section 2.1(d)(ii)
Additional Member	Section 6.5(b)
Agreement	Preamble
AI Tool	Section 7.1(a)(viii)
Assumed Tax Liability	Section 5.1(e)(ii)
Assumed Tax Rate	Section 5.1(e)(ii)(B)
Availability Period Capital Contributions	Section 2.1(b)(i)
Benchmark Units	Annex C, Section 1.1(c)
Board	Section 4.1(a)
Business	Section 1.5(a)
[*****]	
Call Option	Section 6.5(a)
Call Option Exercise Period	Section 6.5(a)
Call Option Notice	Section 6.5(a)
Call Purchase Price	Section 6.5(a)
Capital Call Notice	Section 2.1(b)(ii)
Catch-Up Amount	Annex C, Section 1.1(d)
CEPA	Recitals
Certificate of Formation	Recitals
Class A Manager	Section 4.1(c)(i)
Class A Units	Section 1.1(b)
Class B Manager	Section 4.1(c)(i)
Class B Units	Section 1.1(b)
Company	Preamble
Covered Persons	Section 7.4(b)
Deadlock Matter	Section 4.5(b)
Default Amount	Section 2.1(d)(ii)
Default Contribution	Section 2.1(d)(iv)
Default Cure Period	Section 2.1(d)(i)
Default Loan	Section 2.1(d)(iii)(A)
Default Notice	Section 2.1(d)(ii)

13

14 Default Reserved Matters .............. Exhibit B Defaulting Member ............ Section 2.1(d)(ii) Designated IndividualAnnex B, Section 4.5(a)(ii) Distribution Waterfall ............. Section 5.1(a) Drag Consideration ................. Section 6.3(d) Drag Notice ............................. Section 6.3(a) Drag Transaction ..................... Section 6.3(a) Dragged Unitholders ............... Section 6.3(a) Effective Date ................................ Preamble Eligible Member ..................... Section 6.2(a) Emergency Expenditures ........ Section 8.2(e) Evaluator Qualification CriteriaSection 6.5(a) Existing LLC Agreement ................. Recitals Fall Away Threshold...................... Exhibit B Fiscal Year .................................. Section 5.3 Former Member .......................... Section 9.3 Funding Date ...................... Section 2.1(b)(ii) Governmental Approvals .. Section 2.1(b)(iv) Grant Agreement ..... Annex C, Section 1.1(a) Imputed UnderpaymentAnnex B, Section 4.6(a) Imputed Underpayment ShareAnnex B, Section 4.6(c) Incentive Compensation PlanAnnex C, Section 1.1(a) Indemnified Parties ................. Section 7.5(a) Indemnifying Parties ............... Section 7.5(a) Independent Valuation ............ Section 6.5(a) Initial Budget .......................... Section 8.2(a) Initial Business Plan ................ Section 8.2(b) Initial Class A Member .................. Preamble Initial Class B Member .................. Preamble Initial Members .............................. Preamble Initiating Unitholder................ Section 6.3(a) Interested Party Transaction ... Section 4.7(a) Liquidating Agent ................... Section 9.4(a) Liquidity Shortfall AmountSection 2.1(c)(iii) Liquidity Shortfall Notice . Section 2.1(c)(iii) Manager .................................. Section 4.1(a) Managers ................................. Section 4.1(a) Mandatory Contribution DefaultSection 2.1(d)(i) Mandatory Contribution Default AmountSection 2.1(d)(i) Mandatory Contribution Default NoticeSection 2.1(d)(i) Negotiation Period .................. Section 6.5(a) Non-Defaulting Member .... Section 2.1(d)(ii) Non-Tax Credit Transferring MembersSection 7.3(b)(i) Parties ............................................. Preamble Party ............................................... Preamble Permissible Equity RequirementsSection 2.1(d)

15 Permitted Business Opportunities Exceptions Section 7.7(a) Permitted Transfer ............ Section 6.1(b)(iii) Permitted Transferee ......... Section 6.1(b)(iii) Profits Unit .............. Annex C, Section 1.1(a) Profits Unit Class ... Annex C, Section 1.1(b) Proposed Transferee................ Section 6.4(a) Recoveries ......................... Section 7.6(b)(iv) Remaining Liquidity Shortfall AmountSection 2.1(c)(iii) Required Additional Capital ContributionSection 2.1(c)(i) Reserved Matter ...................... Section 4.5(a) Restricted Person .................... Section 4.1(d) ROFO Acceptance Notice ....... Section 6.2(b) ROFO Closing Period ............. Section 6.2(b) ROFO Expiration Date ........... Section 6.2(b) ROFO Notice .......................... Section 6.2(a) ROFO Notice Date .................. Section 6.2(a) ROFO Offered Units ............... Section 6.2(a) ROFO Selling Member ........... Section 6.2(a) ROFO Transfer ....................... Section 6.2(a) Sale Notice .............................. Section 6.4(b) Second Meeting ...................... Section 4.3(d) Secretary ................................. Section 4.3(c) Selling Member ....................... Section 6.4(a) Senior Executive ..................... Section 4.5(b) Submitted Valuation ............... Section 6.5(a) Tag-Along Member ................ Section 6.4(a) Tag-Along Notice ............... Section 6.4(c)(i) Tag-Along Pro Rata PortionSection 6.4(c)(ii) Tag-Along Sale ....................... Section 6.4(a) Target Cash Yield ................... Section 5.1(a) Tax Amounts ........................... Section 5.1(c) Tax Annex ................... Annex B, Section 1.1 Tax Credit Purchaser............... Section 7.3(a) Tax Credit Transfer ................. Section 7.3(a) Tax Credit Transfer AgreementSection 7.3(b) Tax Credit Transfer Election .. Section 7.3(a) Tax Credit Transferring MembersSection 7.3(a) Tax Distribution .................. Section 5.1(e)(i) Tax Distribution Shortfall AmountSection 5.1(e)(iv) Tax Proceeding ....... Annex B, Section 4.6(a) Threshold Amount .. Annex C, Section 1.1(c)